                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1236

                            SCUDDER TOTAL RETURN FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Total Return Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read the prospectus for details regarding the fund's risk.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Class A shares of the Scudder Total Return Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Total Return Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.97%	7.69%	-.85%	6.19%
Class B	5.30%	6.84%	-1.70%	5.24%
Class C	5.09%	6.79%	-1.69%	5.26%
Class R	5.71%	7.35%	-1.15%	5.89%
S&P 500 Index+	8.72%	12.85%	-1.74%	9.34%
Russell 1000 Growth Index++	8.81%	11.07%	-7.93%	6.78%
Lehman Brothers Aggregate Bond Index+++	1.13%	3.84%	6.31%	6.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 10/31/05
Scudder Total Return Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	6.32%	8.08%	-.50%	6.59%
S&P 500 Index+	8.72%	12.85%	-1.74%	9.34%
Russell 1000 Growth Index++	8.81%	11.07%	-7.93%	6.78%
Lehman Brothers Aggregate Bond Index+++	1.13%	3.84%	6.31%	6.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 10/31/05	$ 8.99	$ 9.01	$ 8.97	$ 8.99	$ 9.01
10/31/04	$ 8.68	$ 8.69	$ 8.66	$ 8.68	$ 8.70
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .21	$ .14	$ .13	$ .17	$ .24
Class A Lipper Rankings — Balanced Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	412	of	634	65
3-Year	387	of	466	83
5-Year	323	of	374	87
10-Year	123	of	175	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Total Return Fund — Class A [] S&P 500 Index+ [] Russell 1000 Growth Index++ [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,987	$11,772	$9,030	$17,190
	Average annual total return	-0.13%	5.59%	-2.02%	5.57%
Class B	Growth of $10,000	$10,230	$11,996	$9,101	$16,661
	Average annual total return	2.30%	6.25%	-1.87%	5.24%
Class C	Growth of $10,000	$10,509	$12,179	$9,184	$16,701
	Average annual total return	5.09%	6.79%	-1.69%	5.26%
Class R	Growth of $10,000	$10,571	$12,370	$9,438	$17,726
	Average annual total return	5.71%	7.35%	-1.15%	5.89%
S&P 500 Index+	Growth of $10,000	$10,872	$14,371	$9,162	$24,429
	Average annual total return	8.72%	12.85%	-1.74%	9.34%
Russell 1000 Growth Index++	Growth of $10,000	$10,881	$13,703	$6,615	$19,271
	Average annual total return	8.81%	11.07%	-7.93%	6.78%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$10,113	$11,196	$13,581	$18,463
	Average annual total return	1.13%	3.84%	6.31%	6.32%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The unmanaged Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 10/31/05
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,063,200	$1,262,700	$975,100	$1,893,400
	Average annual total return	6.32%	8.08%	-.50%	6.59%
S&P 500 Index+	Growth of $1,000,000	$1,087,200	$1,437,100	$916,200	$2,442,900
	Average annual total return	8.72%	12.85%	-1.74%	9.34%
Russell 1000 Growth Index++	Growth of $1,000,000	$1,088,100	$1,370,300	$661,500	$1,927,100
	Average annual total return	8.81%	11.07%	-7.93%	6.78%
Lehman Brothers Aggregate Bond Index+++	Growth of $1,000,000	$1,011,300	$1,119,600	$1,358,100	$1,846,300
	Average annual total return	1.13%	3.84%	6.31%	6.32%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The unmanaged Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during the Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/05
Scudder Total Return Fund Fund	Life of Class*
Class AARP	1.95%
Class S	1.97%
S&P 500 Index+	3.27%
Russell 1000 Growth Index++	5.54%
Lehman Brothers Aggregate Bond Index+++	1.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on March 14, 2005. Index returns begin March 31, 2005.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 8.99	$ 8.99
3/14/05 (commencement of operations)	$ 8.98	$ 8.98
Distribution Information: Since commencement of 3/14/05: Income Dividends as of 10/31/05	$ .16	$ .17

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class R
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,041.20	$ 1,038.20	$ 1,036.70	$ 1,039.20
Expenses Paid per $1,000*	$ 4.73	$ 7.71	$ 9.29	$ 6.89
		Class AARP**	Class S**	Institutional Class
Beginning Account Value 5/1/05		$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05		$ 1,042.20	$ 1,042.30	$ 1,042.80
Expenses Paid per $1,000*		$ 3.86	$ 3.81	$ 3.09
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,020.57	$ 1,017.64	$ 1,016.08	$ 1,018.45
Expenses Paid per $1,000*	$ 4.69	$ 7.63	$ 9.20	$ 6.82
		Class AARP**	Class S**	Institutional Class
Beginning Account Value 5/1/05		$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05		$ 1,021.42	$ 1,021.48	$ 1,022.18
Expenses Paid per $1,000*		$ 3.82	$ 3.77	$ 3.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R
Scudder Total Return Fund	.92%	1.50%	1.81%	1.34%
		Class AARP	Class S	Institutional Class
		.75%	.74%	.60%

** For the period March 14, 2005 (commencement of operations) to October 31, 2005.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Total Return Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Total Return Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

The fund is managed by a team of investment professionals who share responsibility for the fund's investment management decisions. The following people handle the day-to-day management of the fund:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund in 2002.

Head of High Yield.

Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.

BA, University of Vermont.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Senior Portfolio Manager for Mortgage Backed Securities, New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation portfolio manager: New York.

Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

Joined the fund in 2005.

BS, MS, Moscow State University; MBA, University of Chicago.

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2004.

Over 32 years of investment industry experience.

BBA, MBA, Hofstra University.

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Head of Large Cap Growth Portfolio Selection Team.

Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

BBA, MBA, University of Wisconsin — Madison.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation senior portfolio manager: New York.

Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Manager Arnim Holzer and Portfolio Managers Andrew Cestone, William Chepolis, Christopher Gagnier, Inna Okounkova, Thomas Sassi, Julie Van Cleave and Robert Wang discuss the economy, stock and bond markets, portfolio management strategy and the resulting performance of Scudder Total Return Fund for the 12 months ended October 31, 2005. (Mr. Holzer and Mr. Gagnier were Portfolio Managers of the fund until November 30, 2005.)

Q:  How would you describe the economic and investment environment over the last 12 months?

A:  Both stocks and bonds had positive returns for the 12 months ended October 31, 2005. The return of the Standard & Poor's 500 (S&P 500) Index was 8.72%, significantly higher than the 1.13% return of the Lehman Brothers Aggregate Bond Index.1 Returns of small-cap stocks were higher than large-cap returns for the period, and value stocks outperformed growth stocks for the period, although market leadership shifted several times.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

A glut of global savings and fairly positive inflation statistics caused fixed-income markets to perform remarkably well in the face of resilient economic growth. In the bond market, high-yield and emerging market debt provided higher returns than investment-grade bonds.

There have been many ups and downs in the economy and markets over the last 12 months. A year ago, there was considerable doubt about the sustainability of the US economy's expansion. Now, four years into the recovery that followed a brief recession in 2001, the economic expansion still appears to have momentum, although it is approaching its later stage. Recent economic news has been reasonably positive, especially regarding productivity, the proportion of manufacturing capacity that is being used and end demand. Companies are experiencing some increase in labor costs, mainly the cost of health care benefits, but employees' fears of exportation of jobs to China and India have squelched demands for higher wages.

Energy has been much in the news over the last year. After moving slowly upward through much of 2004 and 2005, oil prices spiked as the damaging effects of Hurricanes Katrina and Rita on the US oil industry became evident. Oil prices began to have a powerful influence on financial markets at the end of the summer, as equities sold off on fears that rapidly rising gasoline prices would produce more-generalized inflation and dampen spending by US consumers. The September and October decisions by the Federal Reserve Board (the Fed) to continue raising interest rates provided conclusive evidence that the Fed is more concerned about inflation than about an economic slowdown.

The US dollar performed well versus the euro, as the interest rate differential between the United States and Europe widened. European indicators have been negative over most of the last year, though there has been a recent improvement in export-related trends. The main sources of earnings growth in Europe at present are expense control and corporate restructurings. Economies in the Asia/Pacific region look fairly strong, especially in Japan and in China, which continues its commitment to being a major exporter of manufactured goods and an increasingly significant player in the world economy.

Q:  What is the outlook for the next few months?

A:  Pessimism about global growth has receded because of signs of strength in industrial production and continued strength in US consumer spending. However, historically high oil prices raise concerns about growth, and it is likely that elevated energy prices, together with higher interest rates, will eventually put pressure on consumers.

Central banks around the world are transitioning to more-normal policies, indicating that the deflation scare that was much in the news over the past few years has passed. Now monetary policies in the United States and elsewhere are focused on vigilance against inflation. The likely result for the bond market will be more-normal risk premiums and valuations and a move from the current flattish yield curve to a more-normal relationship between short-term and long-term interest rates.2

2 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

We see no drastic change in the economy in the near future. Despite the lingering effects of the hurricanes, we believe overall growth should be solid in the fourth quarter of 2005 and the first quarter of next year. We consider equities to be fairly valued, as corporate earnings trends appear better than we would normally expect this late in an economic cycle. A diversified portfolio, with a modest overweight in equities, therefore seems appropriate.

Q:  How is Scudder Total Return Fund managed?

A:  We made some changes in investment strategy in the fourth quarter of 2004, expanding the fund's investable universe to a broader set of asset classes, with a goal of increasing returns while managing risk. In the past, the fund's investment strategy consisted of a rather simple combination of large-capitalization US growth stocks and core US bonds. This strategy did not provide the opportunity for participation in other important sectors of the equity and bond markets. Within equities, we can now allocate a portion of the portfolio to value stocks and small-cap stocks, in addition to large-cap growth stocks. Most stocks are from US issuers, although up to 25% of assets may be invested in foreign securities. In the bond portion of the portfolio, we are now able to invest in high-yield bonds, international bonds and emerging market bonds, as well as core US bonds. We believe that these changes will help reduce volatility and enhance performance, and results in the 10 months since the changes were implemented support this view.

The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and 40% in fixed income securities. The asset-allocation mix is determined monthly by the portfolio management team, supported by a quantitatively based risk-management model overseen by the Advanced Research and Quantitative Strategies group at Deutsche Asset Management. The model seeks to manage asset-allocation risk, keeping it at a modest level across the portfolio.

Over the last 12 months, the equity/fixed-income mix has been maintained close to a neutral position of 60% stocks and 40% bonds, but with a modest overweight in equities. Within the equity portion of the portfolio, there was a shift from large-cap growth to value and small-cap stocks, consistent with the revised investment strategy. Similarly, a portion of bond holdings was moved from core US bonds to foreign and high-yield securities.

Q:  How did the fund perform for the last year?

A:  In evaluating performance, we look at the fund's returns relative to indices that represent the various asset classes, and we also compare returns with those of our Lipper peer group of Balanced Funds.3 For the 12 months ended October 31, 2005, Scudder Total Return Fund's return (Class A shares) was 5.97%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The return of the Standard & Poor's 500 Index (S&P 500) over this period was 8.72%, while our other equity benchmark, the Russell 1000 Growth Index, had a return of 8.81%.4 To evaluate performance of the bond portion of the portfolio, we compare results with the Lehman Brothers Aggregate Bond Index, which had a return of 1.13%, and the Lehman Brothers Government/ Credit Index, which had a return of 0.83%.5

3 The Lipper Balanced Funds category includes portfolios whose primary objective is to conserve principal by maintaining at all times a balance of stocks and bonds. Typically, the stock/bond ratio is around 60%/40%. It is not possible to invest directly into a Lipper category.

4 The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater than average growth orientation.

5 The Lehman Brothers Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

For the 12 months ended October 31, 2005, the fund's total return ranked it in the 65th percentile of the Lipper Balanced Funds peer group, which had an average return of 6.81%. We are encouraged that our ranking within the peer group has improved in the 10 months that our new strategy has been in place.

Scudder Total Return Fund's Lipper Balanced Funds category rankings as of 10/31/05
Period	Rank	Percentile
1-Year	#412 of 634	65%
5-Year	#323 of 374	87%
10-Year	#123 of 175	70%

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Q:  What were the main drivers of equity performance?

A:  Performance of the growth portion of the equity portfolio was outstanding, both on an absolute basis and relative to the growth benchmark, the Russell 1000 Growth Index. The most significant factor was our decision to maintain a sizable overweight in energy. Further, within energy, the emphasis has been on independent exploration companies and oil and gas producers, which derive significant benefit from rising oil prices. Among the strongest contributors to absolute and relative performance were EOG Resources, Inc., and Devon Energy Corp., two of the leading US-based independent oil and gas producers, as well as ConocoPhillips, an integrated international energy company.

In health care, performance benefited from an emphasis on biotechnology names, such as Genentech, Inc., rather than major pharmaceutical companies. In information technology, the portfolio benefited from a focus on stocks that are not overly sensitive to broad market moves, including companies that improve productivity such as Broadcom Corp. and Fiserv, Inc.

An underweight position in small-cap versus large-cap stocks was negative for performance. The value-versus- growth positioning of the portfolio produced mixed results as performance of these two categories changed during the year. Early in the year, the portfolio's emphasis was on value; a move toward growth in March and April did not begin to help performance until the July-through-September quarter, when market leadership shifted to growth. For the 12-month period, the stock most negative for performance was Harley-Davidson, Inc., a longtime holding that dropped sharply after the company reported disappointing earnings. We continue to hold the stock, as we believe that the market overreacted, and we think that the company still has solid growth prospects.

Q:  What factors were important for performance in the bond portion of the portfolio?

A:  In managing the fixed-income part of the portfolio, we seek not just to mute market swings, but to make a positive contribution to returns. Although returns of investment-grade bonds were below equity returns, an underweight in bonds detracted from overall portfolio performance because high-yield and emerging market bonds delivered good total returns. Our holdings in these two sectors of the bond market contributed to performance, demonstrating the wisdom of adding these categories to the investable universe. The bond portion of the portfolio achieved a return significantly higher than the bond benchmarks, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/ Credit Index.

Q:  Do you have other comments for shareholders?

A:  The fund's performance in the first 10 months under the new investment strategy is most encouraging. We feel confident that the enhanced breadth of opportunity represented by this strategy will prove beneficial over the long term, especially during times of pronounced market volatility. Already we have seen performance versus our Lipper peer group improve relative to results in the past, under the more restrictive asset-mix policies. With the ability to invest in many different types of equity and fixed-income securities, and to adjust holdings according to opportunities we perceive at different times, we believe that we will be able to provide additional value to our shareholders and also improve relative performance within our peer group.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	10/31/05	10/31/04

Common Stocks	58%	65%
Corporate Bonds	12%	9%
Commercial and Non-Agency Mortgage-Backed Securities	7%	4%
Cash Equivalents	5%	1%
Collateralized Mortgage Obligations	5%	8%
Foreign Bonds — US$ Denominated	4%	3%
US Treasury Obligations	3%	3%
Asset Backed	2%	3%
US Government Agency Sponsored Pass-Throughs	2%	2%
Municipal Investments	2%	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/05	10/31/04

Financials	19%	12%
Information Technology	17%	20%
Energy	13%	10%
Consumer Discretionary	12%	14%
Health Care	11%	20%
Industrials	11%	8%
Consumer Staples	6%	11%
Materials	4%	2%
Utilities	3%	2%
Telecommunication Services	3%	1%
Sovereigns	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2005 (10.6% of Net Assets)
1. Microsoft Corp. Developer of computer software	1.5%
2. Johnson & Johnson Provider of health care products	1.2%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	1.2%
4. General Electric Co. Industrial conglomerate	1.2%
5. ExxonMobil Corp. Explorer and producer of oil and gas	1.1%
6. Bank of America Corp. Provider of commercial banking systems	1.1%
7. UnitedHealth Group, Inc. Operator of organized health systems	0.9%
8. Cisco Systems, Inc. Developer of computer network products	0.8%
9. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	0.8%
10. Abbot Laboratories Developer of health care products	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Common Stocks 57.9%
Consumer Discretionary 5.8%
Auto Components 0.2%
Accuride Corp.*	21,700	275,590
American Axle & Manufacturing Holdings, Inc.	54,100	1,179,380
ArvinMeritor, Inc.	37,400	599,522
Commercial Vehicle Group, Inc.*	4,300	83,936
CSK Auto Corp.*	68,200	1,031,866
Modine Manufacturing Co.	24,900	823,194
		3,993,488
Automobiles 0.3%
Harley-Davidson, Inc.	139,900	6,929,247
Distributors 0.0%
Audiovox Corp. "A"*	29,700	422,037
Diversified Consumer Services 0.0%
Alderwoods Group, Inc.*	54,700	860,978
Hotels Restaurants & Leisure 0.6%
Ameristar Casinos, Inc.	45,300	966,249
CKE Restaurants, Inc.	70,300	894,216
Isle of Capri Casinos, Inc.*	9,000	191,520
MTR Gaming Group, Inc.*	40,100	268,670
Multimedia Games, Inc.*	88,800	880,896
Starbucks Corp.*	104,000	2,941,120
YUM! Brands, Inc.	109,960	5,593,665
		11,736,336
Household Durables 0.2%
American Woodmark Corp.	28,600	885,742
Fortune Brands, Inc.	51,200	3,889,664
WCI Communities, Inc.*	8,600	215,172
		4,990,578
Internet & Catalog Retail 0.3%
eBay, Inc.*	127,300	5,041,080
J. Jill Group, Inc.*	21,100	267,970
		5,309,050
Leisure Equipment & Products 0.1%
Callaway Golf Co.	29,000	413,250
JAKKS Pacific, Inc.*	55,200	1,014,576
West Marine, Inc.*	15,400	208,978
		1,636,804
Media 1.1%
Arbitron, Inc.	37,300	1,395,393
Comcast Corp. Special "A"*	146,700	4,021,047
Insight Communications Co., Inc. "A"*	14,500	166,750
McGraw-Hill Companies, Inc.	158,200	7,742,308
Omnicom Group, Inc.	86,800	7,200,928
Reader's Digest Association, Inc.	37,200	569,904
Salem Communications Corp. "A"*	10,300	192,816
Scholastic Corp.*	34,000	1,106,700
Sinclair Broadcast Group, Inc. "A"	40,600	336,574
		22,732,420
Multiline Retail 1.1%
Federated Department Stores, Inc.	20,200	1,239,674
Kohl's Corp.*	165,100	7,946,263
Retail Ventures, Inc.*	53,000	550,670
ShopKo Stores, Inc.*	36,500	1,046,455
Target Corp.	221,000	12,307,490
		23,090,552
Specialty Retail 1.8%
Aeropostale, Inc.*	42,500	830,450
Bed Bath & Beyond, Inc.*	65,600	2,658,112
Cato Corp. "A"	59,250	1,183,815
Charlotte Russe Holding, Inc.*	23,000	405,260
Genesco, Inc.*	17,600	647,680
Hibbett Sporting Goods, Inc.*	14,650	384,269
Home Depot, Inc.	36,850	1,512,324
Jo-Ann Stores, Inc.*	4,700	68,667
Jos. A. Bank Clothiers, Inc.*	23,500	959,035
Limited Brands, Inc.	202,500	4,052,025
Lowe's Companies, Inc.	130,300	7,918,331
Movie Gallery, Inc.	105,800	736,368
Staples, Inc.	240,600	5,468,838
Stein Mart, Inc.	12,400	227,540
The Buckle, Inc.	4,100	151,044
TJX Companies, Inc.	433,800	9,339,714
Trans World Entertainment Corp.*	11,000	70,180
		36,613,652
Textiles, Apparel & Luxury Goods 0.1%
Guess?, Inc.*	27,100	734,952
Hartmarx Corp.*	8,900	62,122
K-Swiss, Inc. "A"	10,100	307,545
Oakley, Inc.	7,300	108,040
UniFirst Corp.	3,500	122,710
Wolverine World Wide, Inc.	10,150	212,643
		1,548,012
Consumer Staples 4.6%
Beverages 0.6%
PepsiCo, Inc.	234,150	13,833,582
Food & Staples Retailing 0.8%
Longs Drug Stores Corp.	28,600	1,192,906
Nash Finch Co.	16,100	500,066
Pantry, Inc.*	24,200	936,298
Wal-Mart Stores, Inc.	131,300	6,211,803
Walgreen Co.	183,900	8,354,577
		17,195,650
Food Products 1.5%
Chiquita Brands International, Inc.	12,900	356,169
Dean Foods Co.*	54,900	1,984,635
General Mills, Inc.	200,700	9,685,782
Kellogg Co.	93,800	4,143,146
Lance, Inc.	18,800	329,564
Ralcorp Holdings, Inc.*	11,800	459,020
The Hershey Co.	70,200	3,989,466
TreeHouse Foods, Inc.*	10,960	283,207
Unilever NV (NY Shares)	131,800	9,266,858
		30,497,847
Household Products 1.6%
Central Garden & Pet Co.*	9,100	390,117
Colgate-Palmolive Co.	201,700	10,682,032
Kimberly-Clark Corp.	165,700	9,418,388
Procter & Gamble Co.	213,600	11,959,464
		32,450,001
Personal Products 0.1%
Chattem, Inc.*	25,900	854,700
USANA Health Sciences, Inc.*	17,800	783,556
		1,638,256
Tobacco 0.0%
Vector Group Ltd.	7,140	142,514
Energy 8.3%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	239,100	13,140,936
Cal Dive International, Inc.*	24,500	1,507,730
Halliburton Co.	116,500	6,885,150
Noble Corp.	39,300	2,530,134
Schlumberger Ltd.	100,020	9,078,816
Transocean, Inc.*	103,400	5,944,466
		39,087,232
Oil, Gas & Consumable Fuels 6.4%
Anadarko Petroleum Corp.	60,700	5,506,097
BP PLC (ADR)	162,200	10,770,080
Cabot Oil & Gas Corp.	30,800	1,410,332
Callon Petroleum Co.*	40,800	746,640
Chevron Corp.	236,300	13,485,641
Comstock Resources, Inc.*	9,000	270,990
ConocoPhillips	230,600	15,076,628
Devon Energy Corp.	180,700	10,910,666
Energy Partners Ltd.*	44,400	1,126,428
EOG Resources, Inc.	204,800	13,881,344
ExxonMobil Corp.	421,000	23,634,940
Frontier Oil Corp.	10,100	372,488
Harvest Natural Resources, Inc.*	68,200	660,176
Houston Exploration Co.*	1,500	77,325
KCS Energy, Inc.*	47,500	1,145,700
Marathon Oil Corp.	99,000	5,955,840
Penn Virginia Corp.	9,000	489,240
Remington Oil & Gas Corp.*	14,300	500,500
Royal Dutch Shell PLC "A" (ADR)	148,300	9,200,532
St. Mary Land & Exploration Co.	40,100	1,363,801
Stone Energy Corp.*	24,100	1,106,190
Swift Energy Co.*	25,000	1,091,500
Valero Energy Corp.	73,900	7,777,236
XTO Energy, Inc.	114,166	4,961,654
		131,521,968
Financials 9.6%
Banks 4.5%
AmSouth Bancorp.	269,900	6,809,577
Anchor BanCorp Wisconsin, Inc.	2,400	75,984
BancFirst Corp.	700	58,156
Bank of America Corp.	534,800	23,392,152
BankAtlantic Bancorp., Inc. "A"	11,800	163,902
Banner Corp.	9,600	288,192
BB&T Corp.	109,400	4,631,996
Center Financial Corp.	18,000	456,120
Central Pacific Financial Corp.	2,600	93,860
Chemical Financial Corp.	2,725	87,718
City Holding Co.	5,400	197,856
CoBiz, Inc.	3,200	56,736
Columbia Banking System, Inc.	1,500	43,365
Corus Bankshares, Inc.	20,900	1,147,410
CVB Financial Corp.	31,900	628,749
Fidelity Bancshares, Inc.	10,800	304,560
First BanCorp.-North Carolina	1,700	35,717
First BanCorp.-Puerto Rico	71,200	813,104
First Charter Corp.	4,300	109,607
First Community Bancorp.	10,100	508,232
First Merchants Corp.	1,900	47,766
First Midwest Bancorp., Inc.	4,400	167,288
First Niagara Financial Group, Inc.	53,000	780,690
First Republic Bank	2,600	98,566
FirstFed Financial Corp.*	28,100	1,503,069
Fremont General Corp.	19,900	431,631
Frontier Financial Corp.	7,200	232,128
Hancock Holding Co.	200	7,134
Hanmi Financial Corp.	59,700	1,093,107
Harbor Florida Bancshares, Inc.	19,800	699,732
Independent Bank Corp.-Massachusetts	3,400	101,966
Independent Bank Corp.-Michigan	2,400	68,616
Integra Bank Corp.	2,700	54,567
Nara Bancorp, Inc.	16,700	301,101
National Penn Bancshares, Inc.	5,750	112,757
NetBank, Inc.	41,700	326,094
Oriental Financial Group, Inc.	49,800	618,516
Pacific Capital Bancorp.	6,000	216,420
PFF Bancorp., Inc.	30,800	925,232
PNC Financial Services Group, Inc.	103,100	6,259,201
Prosperity Bancshares, Inc.	21,300	649,437
Republic Bancorp., Inc.	41,900	571,935
Republic Bancorp., Inc. "A"	2,950	60,475
Sandy Spring Bancorp., Inc.	1,600	56,400
Simmons First National Corp. "A"	1,200	33,840
Sterling Bancshares, Inc.	45,300	669,987
SunTrust Banks, Inc.	73,100	5,298,288
Texas Capital Bancshares, Inc.*	11,800	252,638
TierOne Corp.	11,000	310,860
TriCo Bancshares	1,500	33,855
Umpqua Holdings Corp.	9,700	258,020
United Community Banks, Inc.	2,800	82,992
US Bancorp.	174,700	5,167,626
Wachovia Corp.	237,700	12,008,604
Wells Fargo & Co.	208,100	12,527,620
WesBanco, Inc.	8,800	270,160
West Coast Bancorp.	2,500	66,125
WSFS Financial Corp.	6,500	402,675
		92,670,111
Capital Markets 1.2%
Ameriprise Financial, Inc.*	19,680	732,490
Bear Stearns Companies, Inc.	49,500	5,237,100
Lehman Brothers Holdings, Inc.	54,700	6,545,949
Merrill Lynch & Co., Inc.	96,400	6,240,936
The Goldman Sachs Group, Inc.	49,900	6,305,863
		25,062,338
Consumer Finance 0.3%
American Express Co.	98,400	4,897,368
Euronet Worldwide, Inc.*	18,900	531,090
		5,428,458
Diversified Financial Services 1.9%
Accredited Home Lenders Holding Co.*	26,400	954,096
Apollo Investment Corp.	66,954	1,250,701
Citigroup, Inc.	343,995	15,748,091
CompuCredit Corp.*	18,300	801,906
Freddie Mac	94,000	5,766,900
JPMorgan Chase & Co.	400,500	14,666,310
TNS, Inc.*	1,600	28,128
United PanAm Financial Corp.*	3,600	80,244
		39,296,376
Insurance 1.1%
AFLAC, Inc.	216,800	10,358,704
American International Group, Inc.	149,400	9,681,120
Argonaut Group, Inc.*	21,100	615,276
Bristol West Holdings, Inc.	7,400	142,672
Navigators Group, Inc.*	11,900	461,720
Tower Group, Inc.	21,700	418,159
Zenith National Insurance Corp.	34,200	1,539,684
		23,217,335
Real Estate 0.6%
Alexandria Real Estate Equities, Inc. (REIT)	4,500	363,825
Amli Residential Properties Trust (REIT)	17,200	651,020
Colonial Properties Trust (REIT)	15,100	660,021
Commercial Net Lease Realty (REIT)	27,100	525,198
Corporate Office Properties Trust (REIT)	16,000	556,160
Cousins Properties, Inc. (REIT)	18,100	534,674
EastGroup Properties, Inc. (REIT)	2,800	122,360
Entertainment Properties Trust (REIT)	1,700	68,170
FelCor Lodging Trust, Inc. (REIT)*	9,400	140,248
First Industrial Realty Trust, Inc. (REIT)	15,300	621,639
Glenborough Realty Trust, Inc. (REIT)	3,700	70,781
Glimcher Realty Trust (REIT)	3,200	73,504
Heritage Property Investment Trust (REIT)	17,600	573,760
Highwoods Properties, Inc. (REIT)	16,600	468,286
Home Properties, Inc. (REIT)	15,900	617,715
Jones Lang LaSalle, Inc.	2,800	140,784
Kilroy Realty Corp. (REIT)	11,700	656,955
Lexington Corporate Properties Trust (REIT)	23,200	505,296
LTC Properties, Inc. (REIT)	1,300	26,637
Maguire Properties, Inc. (REIT)	9,300	279,000
Nationwide Health Properties, Inc. (REIT)	25,800	598,302
Newcastle Investment Corp. (REIT)	13,000	341,770
OMEGA Healthcare Investors, Inc. (REIT)	9,200	113,068
Parkway Properties, Inc. (REIT)	11,300	531,213
Pennsylvania Real Estate Investment Trust (REIT)	5,800	223,300
Senior Housing Properties Trust (REIT)	32,000	566,720
Taubman Centers, Inc. (REIT)	12,300	405,531
Town & Country Trust (REIT)	8,800	260,480
Trustreet Properties, Inc. (REIT)	1,600	24,048
Urstadt Biddle Properties "A" (REIT)	1,100	18,238
Washington Real Estate Investment Trust (REIT)	22,500	671,625
		11,410,328
Health Care 8.4%
Biotechnology 1.8%
Albany Molecular Research, Inc.*	64,100	858,940
Alkermes, Inc.*	53,200	866,628
Amgen, Inc.*	91,900	6,962,344
Bioenvision, Inc.*	24,200	148,346
Genentech, Inc.*	170,800	15,474,480
Geron Corp.*	58,700	530,061
Gilead Sciences, Inc.*	203,900	9,634,275
ImmunoGen, Inc.*	14,300	80,080
LifeCell Corp.*	35,700	578,340
Orchid Cellmark, Inc.*	11,000	64,680
Regeneron Pharmaceuticals, Inc.*	59,500	744,345
Serologicals Corp.*	25,000	487,000
		36,429,519
Health Care Equipment & Supplies 2.1%
Alliance Imaging, Inc.*	72,300	499,593
American Medical Systems Holdings, Inc.*	58,900	963,015
Baxter International, Inc.	438,500	16,763,855
Boston Scientific Corp.*	141,900	3,564,528
C.R. Bard, Inc.	56,900	3,549,422
Computer Programs & Systems, Inc.	12,600	464,940
Haemonetics Corp.*	6,800	329,460
Hologic, Inc.*	10,500	582,330
Kyphon, Inc.*	20,000	801,800
Medtronic, Inc.	142,800	8,091,048
Mentor Corp.	22,300	1,003,500
West Pharmaceutical Services, Inc.	3,200	76,736
Zimmer Holdings, Inc.*	116,800	7,448,336
		44,138,563
Health Care Providers & Services 1.2%
American Healthways, Inc.*	23,600	957,216
Centene Corp.*	38,200	769,730
Chemed Corp.	27,300	1,312,584
CorVel Corp.*	12,500	274,750
Kindred Healthcare, Inc.*	200	5,600
LCA-Vision, Inc.	11,400	478,914
Lifeline Systems, Inc.*	3,000	99,000
MedCath Corp.*	33,100	608,709
Odyssey HealthCare, Inc.*	43,200	746,496
Per-Se Technologies, Inc.*	51,400	1,142,622
PRA International*	2,200	58,432
Res-Care, Inc.*	34,200	551,988
United Surgical Partners International, Inc.*	13,000	466,050
UnitedHealth Group, Inc.	303,500	17,569,615
		25,041,706
Pharmaceuticals 3.3%
Abbott Laboratories	382,800	16,479,540
Alpharma, Inc. "A"	30,700	764,123
Connetics Corp.*	43,100	562,024
Durect Corp.*	72,200	457,748
Eli Lilly & Co.	67,000	3,335,930
Enzon Pharmaceuticals, Inc.*	118,300	829,283
First Horizon Pharmaceutical Corp.*	23,000	331,890
Johnson & Johnson	408,816	25,600,058
K-V Pharmaceutical Co. "A"*	12,600	215,838
Medicis Pharmaceutical Corp. "A"	14,900	439,550
Mylan Laboratories, Inc.	77,400	1,486,854
Nektar Therapeutics*	39,000	587,340
Pfizer, Inc.	223,775	4,864,868
Progenics Pharmaceuticals, Inc.*	27,700	652,058
Salix Pharmaceuticals Ltd.*	33,500	600,990
SuperGen, Inc.*	87,000	491,550
United Therapeutics Corp.*	16,600	1,226,076
Wyeth	181,100	8,069,816
		66,995,536
Industrials 5.9%
Aerospace & Defense 1.4%
AAR Corp.*	40,300	641,979
DRS Technologies, Inc.	20,000	985,200
HEICO Corp.	10,100	223,917
Hexcel Corp.*	46,700	738,794
Honeywell International, Inc.	195,600	6,689,520
L-3 Communications Holdings, Inc.	66,300	5,159,466
Teledyne Technologies, Inc.*	34,100	1,202,366
United Technologies Corp.	269,000	13,794,320
		29,435,562
Air Freight & Logistics 0.6%
FedEx Corp.	137,400	12,631,182
Airlines 0.1%
Continental Airlines, Inc. "B"*	21,400	277,130
ExpressJet Holdings, Inc.*	87,700	788,423
		1,065,553
Building Products 0.1%
Apogee Enterprises, Inc.	15,500	253,890
Eagle Materials, Inc.	12,800	1,363,072
LSI Industries, Inc.	25,700	462,343
		2,079,305
Commercial Services & Supplies 0.8%
Acco Brands Corp.*	12,032	292,498
Administaff, Inc.	18,900	799,848
American Ecology Corp.	14,400	232,992
Brady Corp. "A"	39,500	1,136,415
Clean Harbors, Inc.*	17,700	600,030
Consolidated Graphics, Inc.*	14,100	549,759
DiamondCluster International, Inc.*	46,400	298,352
Electro Rent Corp.*	26,100	335,124
John H. Harland Co.	33,400	1,389,106
Korn/Ferry International*	56,700	976,374
Labor Ready, Inc.*	48,100	1,123,135
NuCo2, Inc.*	42,000	961,800
Pitney Bowes, Inc.	163,600	6,884,288
Resources Connection, Inc.*	6,000	171,300
TeleTech Holdings, Inc.*	80,900	843,787
Ventiv Health, Inc.*	8,100	204,444
Viad Corp.	6,400	184,384
		16,983,636
Construction & Engineering 0.2%
EMCOR Group, Inc.*	7,100	433,100
Granite Construction, Inc.	29,300	999,423
Perini Corp.*	32,700	666,426
Quanta Services, Inc.*	38,300	440,067
URS Corp.*	11,600	468,988
Washington Group International, Inc.*	16,200	805,140
		3,813,144
Electrical Equipment 0.5%
Emerson Electric Co.	121,600	8,457,280
Franklin Electric Co., Inc.	15,900	690,219
General Cable Corp.*	18,400	299,000
Genlyte Group, Inc.*	7,800	397,566
		9,844,065
Industrial Conglomerates 1.2%
Blount International, Inc.*	59,600	945,256
General Electric Co.	700,600	23,757,346
		24,702,602
Machinery 0.8%
Caterpillar, Inc.	83,600	4,396,524
Dover Corp.	131,500	5,125,870
Ingersoll-Rand Co., Ltd. "A"	177,100	6,692,609
JLG Industries, Inc.	30,000	1,150,800
Mueller Industries, Inc.	12,400	341,496
Stewart & Stevenson Services, Inc.	8,200	195,652
		17,902,951
Marine 0.0%
Kirby Corp.*	3,500	180,845
Road & Rail 0.1%
Marten Transport Ltd.*	7,000	185,990
Old Dominion Freight Line, Inc.*	19,000	672,410
SCS Transportation, Inc.*	3,100	61,938
US Xpress Enterprises, Inc., "A"*	25,200	307,440
		1,227,778
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	32,500	1,070,875
WESCO International, Inc.*	24,700	981,825
		2,052,700
Information Technology 12.5%
Communications Equipment 1.9%
Avocent Corp.*	18,800	576,408
Cisco Systems, Inc.*	961,100	16,771,195
Comtech Telecommunications Corp.*	20,000	767,200
InterDigital Communications Corp.*	39,000	748,410
Ixia*	6,300	79,506
Nokia Oyj (ADR)	623,000	10,478,860
QUALCOMM, Inc.	231,300	9,196,488
Symmetricom, Inc.*	100,600	801,782
		39,419,849
Computers & Peripherals 2.3%
Apple Computer, Inc.*	110,300	6,352,177
Dell, Inc.*	175,100	5,582,188
EMC Corp.*	669,600	9,347,616
Hewlett-Packard Co.	328,800	9,219,552
International Business Machines Corp.	192,100	15,729,148
Palm, Inc.*	22,300	572,887
		46,803,568
Electronic Equipment & Instruments 0.1%
Agilysys, Inc.	49,400	738,036
Bell Microproducts, Inc.*	16,000	110,240
LeCroy Corp.*	34,800	534,528
Plexus Corp.*	45,200	798,684
Trident Microsystems, Inc.*	10,300	311,678
		2,493,166
Internet Software & Services 0.5%
CNET Networks, Inc.*	33,400	453,906
EarthLink, Inc.*	55,800	614,358
Google, Inc. "A"*	3,700	1,376,918
j2 Global Communications, Inc.*	5,100	225,471
Jupitermedia Corp.*	15,200	258,400
ProQuest Co.*	12,600	373,590
ValueClick, Inc.*	31,200	546,000
WebEx Communications, Inc.*	21,700	497,147
Websense, Inc.*	7,300	431,284
Yahoo!, Inc.*	157,500	5,822,775
		10,599,849
IT Consulting & Services 1.7%
Accenture Ltd., "A"*	189,300	4,980,483
Automatic Data Processing, Inc.	212,600	9,919,916
Covansys Corp.*	44,400	710,400
CSG Systems International, Inc.*	39,100	919,241
First Data Corp.	169,800	6,868,410
Fiserv, Inc.*	174,600	7,626,528
ManTech International Corp. "A"*	16,500	457,050
Paychex, Inc.	71,700	2,779,092
StarTek, Inc.	16,100	204,792
		34,465,912
Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc.*	53,800	578,350
Applied Materials, Inc.	586,200	9,601,956
Broadcom Corp. "A"*	123,400	5,239,564
Cymer, Inc.*	28,600	996,710
Cypress Semiconductor Corp.*	52,900	719,440
Diodes, Inc.*	20,100	728,826
Emulex Corp.*	43,400	803,334
Entegris, Inc.*	38,800	378,688
Fairchild Semiconductor International, Inc.*	59,000	908,600
Integrated Silicon Solution, Inc.*	69,500	536,540
Intel Corp.	1,021,100	23,995,850
IXYS Corp.*	70,900	726,016
Kulicke & Soffa Industries, Inc.*	71,900	450,813
Linear Technology Corp.	156,600	5,200,686
Maxim Integrated Products, Inc.	63,300	2,195,244
Micrel, Inc.*	62,000	620,000
Microsemi Corp.*	35,900	831,803
OmniVision Technologies, Inc.*	58,600	755,354
Photronics, Inc.*	34,500	621,000
Texas Instruments, Inc.	426,900	12,187,995
TTM Technologies, Inc.*	38,400	306,816
		68,383,585
Software 2.7%
Adobe Systems, Inc.	156,400	5,043,900
Advent Software, Inc.*	22,000	675,840
Altiris, Inc.*	36,700	620,230
Ansoft Corp.*	34,100	1,091,200
ANSYS, Inc.*	4,300	160,218
Blackbaud, Inc.	55,700	802,080
Electronic Arts, Inc.*	107,900	6,137,352
FactSet Research Systems, Inc.	5,100	178,857
Internet Security Systems, Inc.*	25,000	615,750
Intuit, Inc.*	55,400	2,544,522
Lawson Software, Inc.*	100,700	771,362
Microsoft Corp.	1,216,900	31,274,330
MicroStrategy, Inc., "A"*	24	1,702
Oracle Corp.*	251,000	3,182,680
Parametric Technology Corp.*	156,200	1,016,862
Progress Software Corp.*	33,000	1,027,620
SPSS, Inc.*	3,700	84,360
		55,228,865
Materials 1.0%
Chemicals 0.5%
Air Products & Chemicals, Inc.	65,800	3,766,392
Compass Minerals International, Inc.	37,700	844,103
Ecolab, Inc.	131,400	4,346,712
Symyx Technologies, Inc.*	27,200	727,328
Terra Industries, Inc.*	77,900	475,969
W.R. Grace & Co.*	71,100	534,672
		10,695,176
Construction Materials 0.0%
Texas Industries, Inc.	8,800	436,480
Containers & Packaging 0.2%
Rock-Tenn Co. "A"	4,200	58,254
Silgan Holdings, Inc.	37,600	1,209,592
Sonoco Products Co.	124,500	3,523,350
		4,791,196
Metals & Mining 0.2%
Carpenter Technology Corp.	19,500	1,175,850
Cleveland-Cliffs, Inc.	12,200	994,788
NS Group, Inc.*	23,500	813,335
Quanex Corp.	20,050	1,161,095
		4,145,068
Paper & Forest Products 0.1%
Deltic Timber Corp.	14,700	676,200
Telecommunication Services 0.9%
Diversified Telecommunication Services 0.8%
Alaska Communications Systems Group, Inc.	55,700	612,143
CT Communications, Inc.	46,900	530,908
General Communication, Inc., "A"*	84,800	814,928
Golden Telecom, Inc.	13,500	392,175
North Pittsburgh Systems, Inc.	17,900	359,790
Premiere Global Services, Inc.*	91,200	773,376
SBC Communications, Inc.	297,900	7,104,915
TALK America Holdings, Inc.*	73,400	707,576
Verizon Communications, Inc.	205,700	6,481,607
		17,777,418
Wireless Telecommunication Services 0.1%
Centennial Communications Corp.*	45,400	672,374
Dobson Communications Corp. "A"*	59,000	430,110
UbiquiTel, Inc.*	64,300	555,552
USA Mobility, Inc.*	2,900	72,529
		1,730,565
Utilities 0.9%
Electric Utilities 0.8%
ALLETE, Inc.	14,500	638,145
Cleco Corp.	13,800	292,560
Progress Energy, Inc.	163,600	7,131,324
Sierra Pacific Resources*	83,700	1,083,915
Southern Co.	223,000	7,802,770
		16,948,714
Gas Utilities 0.0%
New Jersey Resources Corp.	3,000	129,480
South Jersey Industries, Inc.	13,200	368,940
WGL Holdings, Inc.	200	6,216
		504,636
Independent Power Producers & Energy Traders 0.1%
Black Hills Corp.	13,800	573,666
Total Common Stocks (Cost $960,386,358)		1,193,513,710

Warrants 0.0%
Industrials 0.0%
TravelCenters of America, Inc.*	181	23
Information Technology 0.0%
MicroStrategy, Inc.*	106	21
Materials 0.0%
Dayton Superior Corp. 144A*	15	0
Total Warrants (Cost $754)		44

Preferred Stock 0.1%
Consumer Discretionary 0.0%
Paxson Communications Corp., 14.25% (PIK)	72	491,580
Financials 0.1%
Markel Capital Trust I "B", 8.71%	321,000	342,003
Farm Credit Bank of Texas, Series 1	1,375,000	1,501,046
		1,843,049
Total Preferred Stocks (Cost $2,371,623)		2,334,629
	Principal Amount ($)(f)	Value ($)

Convertible Bond 0.1%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	660,000	653,400
144A, Series EURO, 7.5%, 9/25/2006	530,000	524,700
Total Convertible Bond (Cost $1,184,742)		1,178,100

Corporate Bonds 12.0%
Consumer Discretionary 2.5%
155 East Tropicana LLC, 8.75%, 4/1/2012 (a)	395,000	378,213
Adesa, Inc., 7.625%, 6/15/2012	120,000	120,600
AMC Entertainment, Inc., 8.0%, 3/1/2014	765,000	661,725
Amscan Holdings, Inc., 8.75%, 5/1/2014	95,000	76,000
Auburn Hills Trust, 12.375%, 5/1/2020	322,000	474,587
AutoNation, Inc., 9.0%, 8/1/2008	395,000	426,600
Aztar Corp., 7.875%, 6/15/2014	890,000	916,700
Cablevision Systems Corp. New York Group, Series B, 8.716%**, 4/1/2009	240,000	245,400
Caesars Entertainment Inc.:
8.875%, 9/15/2008	300,000	322,500
9.375%, 2/15/2007	230,000	239,775
Charter Communications Holdings LLC:
9.625%, 11/15/2009	85,000	70,125
10.25%, 9/15/2010	1,514,000	1,517,785
144A, 11.0%, 10/1/2015	1,124,000	1,017,220
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	665,000	863,552
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	2,404,000	2,640,467
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	640,000	480,000
CSC Holdings, Inc.:
7.25%, 7/15/2008	220,000	222,200
7.875%, 12/15/2007	805,000	825,125
DaimlerChrysler NA Holding Corp.: 4.75%, 1/15/2008	1,320,000	1,306,292
Series E, 4.78%**, 10/31/2008	1,165,000	1,164,350
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,171,000	2,534,642
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (a)	580,000	491,550
EchoStar DBS Corp., 6.625%, 10/1/2014	215,000	208,550
Foot Locker, Inc., 8.5%, 1/15/2022	405,000	437,906
Ford Motor Co., 7.45%, 7/16/2031	320,000	235,200
General Motors Corp., 8.25%, 7/15/2023	115,000	84,813
Goodyear Tire & Rubber Co.:
144A, 9.0%, 7/1/2015	20,000	19,300
144A, Series AI, 12.75%, 3/1/2011	20,000	22,100
GSC Holdings Corp., 144A, 8.0%, 10/1/2012	245,000	238,263
Harrah's Operating Co., Inc., 144A, 5.625%, 6/1/2015	3,338,000	3,203,051
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	245,000	196,306
ITT Corp., 7.375%, 11/15/2015	235,000	249,100
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	1,500,000	1,590,000
Levi Strauss & Co.:
8.804%**, 4/1/2012	305,000	302,713
12.25%, 12/15/2012	215,000	235,963
Liberty Media Corp.:
Series A, 5.7%, 5/15/2013	20,000	18,042
7.875%, 7/15/2009	25,000	26,155
8.5%, 7/15/2029	55,000	52,440
Mandalay Resort Group:
6.5%, 7/31/2009	387,000	386,032
Series B, 10.25%, 8/1/2007	145,000	154,425
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	285,000	262,200
Mediacom LLC, 9.5%, 1/15/2013	135,000	131,963
MGM MIRAGE:
6.0%, 10/1/2009	755,000	741,787
144A, 6.625%, 7/15/2015	255,000	247,350
8.375%, 2/1/2011	825,000	872,437
9.75%, 6/1/2007	435,000	456,750
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	225,000	236,813
NCL Corp., 144A, 11.625%, 7/15/2014	390,000	400,725
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	835,000	584,500
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009	228,000	222,870
10.75%, 7/15/2008	260,000	254,150
Petro Stopping Centers, 9.0%, 2/15/2012	655,000	640,262
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	840,000	859,950
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	625,000	550,000
PRIMEDIA, Inc.:
8.875%, 5/15/2011	300,000	292,500
9.165%**, 5/15/2010	830,000	832,075
Renaissance Media Group LLC, 10.0%, 4/15/2008	430,000	424,625
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	860,000	957,825
Schuler Homes, Inc., 10.5%, 7/15/2011	890,000	961,200
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014 (a)	1,160,000	568,400
7.875%, 1/15/2014	90,000	79,425
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	1,945,000	2,042,250
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013	900,000	851,625
TCI Communications, Inc., 8.75%, 8/1/2015	1,638,000	1,976,604
Tele-Communications, Inc., 10.125%, 4/15/2022	800,000	1,082,363
Time Warner, Inc.:
6.625%, 5/15/2029	295,000	298,158
7.625%, 4/15/2031	2,480,000	2,796,235
Toys "R" Us, Inc., 7.375%, 10/15/2018	395,000	280,450
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	1,575,000	1,525,781
TRW Automotive, Inc., 11.0%, 2/15/2013	1,275,000	1,424,812
United Auto Group, Inc., 9.625%, 3/15/2012	705,000	732,319
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	245,000	256,638
Williams Scotsman, Inc., 144A, 8.5%, 10/1/2015	340,000	345,100
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	1,165,000	1,217,425
Young Broadcasting, Inc.:
8.75%, 1/15/2014	810,000	716,850
10.0%, 3/1/2011	185,000	172,050
		50,952,234
Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	66,000	67,485
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	555,000	466,200
144A, 12.75%, 11/15/2012	155,000	124,000
Del Laboratories, Inc.:
8.0%, 2/1/2012	285,000	213,750
144A, 9.23%**, 11/1/2011	315,000	314,212
GNC Corp., 8.5%, 12/1/2010	75,000	62,813
North Atlantic Trading Co., 9.25%, 3/1/2012	1,395,000	1,032,300
Swift & Co.:
10.125%, 10/1/2009	595,000	627,725
12.5%, 1/1/2010	245,000	260,313
Viskase Co., Inc., 11.5%, 6/15/2011	695,000	747,125
		3,915,923
Energy 1.0%
Belden & Blake Corp., 8.75%, 7/15/2012	771,000	794,130
Chesapeake Energy Corp.:
6.25%, 1/15/2018	409,000	396,730
144A, 6.5%, 8/15/2017	461,000	456,390
6.875%, 1/15/2016	395,000	399,937
CITGO Petroleum Corp., 6.0%, 10/15/2011	660,000	693,000
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	210,000	201,075
7.125%, 5/15/2018	340,000	299,200
7.625%, 10/15/2026	180,000	158,400
8.75%, 2/15/2012	100,000	105,750
144A, 9.875%, 7/15/2010	1,245,000	1,338,375
El Paso Production Holding Corp., 7.75%, 6/1/2013	425,000	437,750
Energy Transfer Partners LP:
144A, 5.65%, 8/1/2012	835,000	811,582
5.95%, 2/1/2015	650,000	633,723
Enterprise Products Operating LP, 7.5%, 2/1/2011	3,059,000	3,303,744
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	749,000	746,191
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	790,000	687,300
Pogo Producing Co., 144A, 6.875%, 10/1/2017	135,000	133,650
Sonat, Inc., 7.0%, 2/1/2018	95,000	89,538
Southern Natural Gas, 8.875%, 3/15/2010	610,000	654,668
Stone Energy Corp.:
6.75%, 12/15/2014	340,000	323,000
8.25%, 12/15/2011	870,000	904,800
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	4,000,000	4,067,200
Williams Companies, Inc.:
8.125%, 3/15/2012	1,410,000	1,522,800
8.75%, 3/15/2032	380,000	438,425
		19,597,358
Financials 3.4%
21st Century Insurance Group, 5.9%, 12/15/2013	1,115,000	1,122,329
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	660,000	511,500
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	90,000	93,375
11.0%, 7/31/2010	225,000	249,187
12.0%, 7/31/2009	360,000	394,200
Alliance Mortgage Cycle Loan, 12.25%**, 6/1/2010	245,833	245,833
American General Finance Corp., Series H, 4.0%, 3/15/2011	5,100,000	4,790,552
American General Institutional Capital, 144A, 8.125%, 3/15/2046	635,000	799,874
American International Group, Inc., 144A, 5.05%, 10/1/2015	2,500,000	2,443,700
AmeriCredit Corp., 9.25%, 5/1/2009	1,455,000	1,509,562
AmerUs Group Co., 5.95%, 8/15/2015	1,345,000	1,319,370
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	230,000	215,050
Bear Stearns Companies, Inc., 5.3%, 10/30/2015	1,400,000	1,380,805
Dow Jones CDX HY:
Series 5-T3, 144A, 8.25%, 12/29/2010	2,065,000	2,034,025
Series 5-T1, 144A, 8.75%, 12/29/2010	6,005,000	5,937,444
Downey Financial Corp., 6.5%, 7/1/2014	780,000	786,771
Duke Capital LLC, 4.302%, 5/18/2006	3,667,000	3,660,583
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013	505,000	497,425
8.0%, 6/15/2011	395,000	400,925
ERP Operating LP, 6.95%, 3/2/2011	181,000	194,722
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	1,785,000	2,109,188
Ford Motor Credit Co.:
6.5%, 1/25/2007	1,555,000	1,536,547
6.875%, 2/1/2006	4,068,000	4,065,909
7.25%, 10/25/2011	2,070,000	1,929,213
7.375%, 10/28/2009	1,845,000	1,760,453
General Motors Acceptance Corp.:
4.375%, 12/10/2007	720,000	679,745
4.67%**, 3/20/2007	740,000	727,713
6.125%, 9/15/2006	464,000	462,642
6.125%, 2/1/2007	3,477,000	3,442,814
6.125%, 8/28/2007	2,975,000	2,929,200
6.15%, 4/5/2007	285,000	281,194
6.875%, 9/15/2011	435,000	421,784
8.0%, 11/1/2031	5,120,000	5,285,586
H&E Equipment/Finance, 11.125%, 6/15/2012	680,000	753,100
HSBC Bank USA, 5.625%, 8/15/2035	1,114,000	1,057,715
HSBC Finance Corp.:
4.125%, 12/15/2008	190,000	185,301
5.0%, 6/30/2015	765,000	736,958
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	1,784,000	1,690,932
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	1,860,000	1,831,285
Nationwide Financial Services, Inc., 5.1%, 10/1/2015	640,000	620,163
North Front Pass-Through Trust, 144A, 5.81%, 12/15/2024	1,255,000	1,241,897
Ohio Casualty Corp., 7.3%, 6/15/2014	460,000	488,301
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	640,541	639,094
Poster Financial Group, Inc., 8.75%, 12/1/2011	725,000	739,500
PXRE Capital Trust I, 8.85%, 2/1/2027	405,000	396,900
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	665,000	744,800
Radnor Holdings Corp., 11.0%, 3/15/2010	620,000	483,600
Rafaella Apparel Group, Inc., 144A, 11.25%, 6/15/2011	145,000	137,750
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	599,000	491,180
Triad Acquisition, 144A, 11.125%, 5/1/2013	310,000	311,550
UGS Corp., 10.0%, 6/1/2012	600,000	655,500
Universal City Development, 11.75%, 4/1/2010	975,000	1,093,219
Verizon Global Funding Corp., 7.75%, 12/1/2030	440,000	510,294
		69,028,259
Health Care 0.1%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	75,000	78,000
Eszopiclone Royalty Subordinated LLC, 12.0%, 3/15/2014	260,000	260,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008	1,135,000	1,109,462
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	165,000	157,163
Series B, 9.875%, 11/1/2011	220,000	165,550
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	1,100,000	1,042,250
		2,812,425
Industrials 1.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	1,111,000	1,158,217
Allied Security Escrow Corp., 11.375%, 7/15/2011	695,000	663,258
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	1,025,000	955,812
Series B, 9.25%, 9/1/2012	723,000	779,286
American Color Graphics, 10.0%, 6/15/2010	630,000	417,375
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	310,000	303,800
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	1,691,637	1,769,925
Bear Creek Corp., 144A, 8.87%**, 3/1/2012	145,000	146,450
Beazer Homes USA, Inc.:
144A, 6.875%, 7/15/2015	50,000	45,875
8.375%, 4/15/2012	485,000	495,306
8.625%, 5/15/2011	520,000	535,600
Browning-Ferris Industries:
7.4%, 9/15/2035	895,000	778,650
9.25%, 5/1/2021	80,000	80,500
Case New Holland, Inc., 9.25%, 8/1/2011	745,000	784,113
Cenveo Corp., 7.875%, 12/1/2013	495,000	457,875
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	630,000	589,050
Columbus McKinnon Corp., 10.0%, 8/1/2010	390,000	429,000
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	195,000	179,400
144A, 10.5%, 7/1/2013	520,000	473,200
Congoleum Corp., 8.625%, 8/1/2008*	442,000	450,840
Cornell Companies, Inc., 10.75%, 7/1/2012	370,000	376,475
D.R. Horton, Inc., 5.375%, 6/15/2012	4,490,000	4,275,665
Dana Corp., 7.0%, 3/1/2029 (a)	655,000	484,700
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,155,000	1,228,631
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015 (a)	1,690,000	1,524,243
144A, 6.25%, 1/15/2016	500,000	446,127
8.875%, 4/1/2012	765,000	795,600
Kansas City Southern, 9.5%, 10/1/2008	1,220,000	1,320,650
Kinetek, Inc., Series D, 10.75%, 11/15/2006	900,000	864,000
Metaldyne Corp., 144A, 11.0%, 11/1/2013 (a)	215,000	193,500
Millennium America, Inc., 9.25%, 6/15/2008	1,040,000	1,115,400
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	525,000	577,500
Ship Finance International Ltd., 8.5%, 12/15/2013	475,000	453,031
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	226,000	199,445
10.375%, 7/1/2012	905,000	909,525
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	415,000	461,688
United Rentals North America, Inc., 7.0%, 2/15/2014 (a)	740,000	680,800
Xerox Capital Trust I, 8.0%, 2/1/2027	360,000	370,800
		27,771,312
Information Technology 0.2%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	85,000	86,913
10.5%, 6/15/2011	515,000	548,475
Eschelon Operating Co., 8.375%, 3/15/2010	383,000	356,190
L-3 Communications Corp., 144A, 6.375%, 10/15/2015	230,000	227,125
Lucent Technologies, Inc., 6.45%, 3/15/2029 (a)	1,090,000	931,950
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (a)	790,000	738,650
10.375%, 1/15/2010	1,010,000	1,105,950
SunGard Data Systems, Inc., LIBOR, plus .450%, 144A, 10.25%**, 8/15/2015	640,000	634,400
Viasystems, Inc., 10.5%, 1/15/2011	155,000	148,025
		4,777,678
Materials 1.1%
Alcan, Inc., 5.75%, 6/1/2035	838,000	788,200
ARCO Chemical Co., 9.8%, 2/1/2020	1,615,000	1,800,725
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	970,000	455,900
Caraustar Industries, Inc., 9.875%, 4/1/2011	1,125,000	1,102,500
Constar International, Inc.:
7.165%**, 2/15/2012	260,000	237,900
11.0%, 12/1/2012	220,000	125,400
Dayton Superior Corp.:
10.75%, 9/15/2008	395,000	383,150
13.0%, 6/15/2009 (a)	600,000	415,500
Edgen Acquisition Corp., 9.875%, 2/1/2011	220,000	220,000
GEO Specialty Chemicals, Inc., 12.004%**, 12/31/2009	692,000	647,885
Georgia-Pacific Corp.:
7.75%, 11/15/2029	415,000	425,375
8.0%, 1/15/2024	1,005,000	1,070,325
8.875%, 5/15/2031	1,893,000	2,153,287
9.375%, 2/1/2013	765,000	843,412
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	720,000	799,200
Huntsman LLC, 11.625%, 10/15/2010	925,000	1,047,562
IMC Global, Inc.:
7.375%, 8/1/2018	155,000	157,325
10.875%, 8/1/2013	798,000	925,680
Intermet Corp., 9.75%, 6/15/2009*	85,000	28,050
International Steel Group, Inc., 6.5%, 4/15/2014	285,000	280,013
MMI Products, Inc., Series B, 11.25%, 4/15/2007	560,000	518,000
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	1,475,000	1,629,875
144A, 13.0%, 9/30/2013	137,000	137,343
Newmont Mining Corp., 5.875%, 4/1/2035	1,660,000	1,594,546
NewPage Corp., 10.51%**, 5/1/2012	435,000	400,200
Omnova Solutions, Inc., 11.25%, 6/1/2010	955,000	1,007,525
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	265,000	284,213
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	844,647	71,795
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	11
Portola Packaging, Inc., 8.25%, 2/1/2012 (a)	475,000	308,750
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	112,000	119,840
TriMas Corp., 9.875%, 6/15/2012	1,120,000	907,200
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	345,000	300,150
United States Steel Corp., 9.75%, 5/15/2010	739,000	805,510
Weyerhaeuser Co.:
7.125%, 7/15/2023	765,000	805,644
7.375%, 3/15/2032	326,000	351,169
		23,149,160
Telecommunication Services 0.7%
AirGate PCS, Inc., 7.9%**, 10/15/2011	240,000	246,000
American Cellular Corp., Series B, 10.0%, 8/1/2011	250,000	270,000
Anixter International, Inc., 5.95%, 3/1/2015	559,000	532,845
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	2,585,000	2,597,527
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	630,000	656,775
8.375%, 1/15/2014	690,000	671,025
Dobson Communications Corp., 8.875%, 10/1/2013	30,000	29,325
Insight Midwest LP, 9.75%, 10/1/2009	145,000	149,350
LCI International, Inc., 7.25%, 6/15/2007	625,000	617,188
Level 3 Financing, Inc., 10.75%, 10/15/2011	100,000	85,000
MCI, Inc., 8.735%, 5/1/2014	1,455,000	1,611,412
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	2,320,000	2,455,620
Nextel Partners, Inc., 8.125%, 7/1/2011	470,000	501,725
Qwest Corp.:
144A, 7.12%**, 6/15/2013	150,000	158,250
7.25%, 9/15/2025	465,000	439,425
Qwest Services Corp., 13.5%, 12/15/2010	1,575,000	1,799,437
Rural Cellular Corp., 9.875%, 2/1/2010	20,000	20,800
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	198,000	178,695
Securus Technologies, Inc., 11.0%, 9/1/2011	360,000	309,600
Triton PCS, Inc., 8.5%, 6/1/2013	55,000	51,425
Ubiquitel Operating Co., 9.875%, 3/1/2011	235,000	256,738
US Unwired, Inc., Series B, 10.0%, 6/15/2012	460,000	523,250
		14,161,412
Utilities 1.5%
AES Corp., 144A, 8.75%, 5/15/2013	1,240,000	1,339,200
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	1,580,000	1,745,900
Appalachian Power Co, Series L, 5.8%, 10/1/2035	2,415,000	2,310,974
Calpine Generating Co., 13.216%**, 4/1/2011	520,000	484,900
CC Funding Trust I, 6.9%, 2/16/2007	932,000	952,907
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,985,000	2,055,061
CMS Energy Corp.:
8.5%, 4/15/2011	695,000	759,287
9.875%, 10/15/2007	905,000	972,875
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,820,000	1,729,453
5.0%, 2/15/2012	1,040,000	1,019,784
DPL, Inc., 6.875%, 9/1/2011	230,000	243,800
Entergy Louisiana, Inc., 6.3%, 9/1/2035	650,000	606,967
Mission Energy Holding Co., 13.5%, 7/15/2008	1,850,000	2,141,375
NorthWestern Corp., 5.875%, 11/1/2014	155,000	153,572
NRG Energy, Inc., 8.0%, 12/15/2013	1,070,000	1,166,300
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	4,810,000	5,208,220
Progress Energy, Inc.:
6.75%, 3/1/2006	3,725,000	3,748,553
7.0%, 10/30/2031	1,445,000	1,532,235
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,755,000	1,930,500
TXU Corp., Series 0, 4.8%, 11/15/2009	1,863,000	1,765,474
		31,867,337
Total Corporate Bonds (Cost $254,291,504)		248,033,098

Foreign Bonds — US$ Denominated 4.0%
Consumer Discretionary 0.2%
Iesy Repository GmbH, 144A, 10.375%, 2/15/2015	150,000	155,625
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	993,000	1,089,817
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	655,000	704,944
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	777,000	866,355
Shaw Communications, Inc., 8.25%, 4/11/2010	845,000	910,488
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	710,000	564,450
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013	410,000	364,900
		4,656,579
Energy 0.4%
Luscar Coal Ltd., 9.75%, 10/15/2011	725,000	781,187
OAO Gazprom, 144A, 9.625%, 3/1/2013	810,000	973,012
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	430,000	469,990
8.0%, 11/15/2011	460,000	514,280
9.5%, 9/15/2027	490,000	634,550
Petro-Canada, 5.95%, 5/15/2035	1,490,000	1,454,553
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,972,005	2,179,066
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	170,000	208,318
Secunda International Ltd., 12.15%**, 9/1/2012	325,000	338,000
		7,552,956
Financials 0.9%
Banco Do Estado De Sao Paulo, 144A, 8.7%, 9/20/2049	505,000	508,787
BNP Paribas SA, 144A, 5.186%, 6/29/2049	400,000	384,604
Conproca SA de CV, 12.0%, 6/16/2010	415,000	507,338
Doral Financial Corp., 5.004%**, 7/20/2007	750,000	671,672
Eircom Funding, 8.25%, 8/15/2013	415,000	447,163
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	3,760,000	3,681,604
Mizuho Financial Group, 8.375%, 12/29/2049	7,535,000	8,062,450
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	335,000	222,775
Nordea Bank AB, 144A, 5.424%, 12/29/2049	2,570,000	2,531,679
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	785,000	832,970
Svenska Handelsbanken AB, 144A, 7.125%, 3/29/2049	990,000	1,017,187
		18,868,229
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	455,000	469,219
Industrials 0.6%
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	6,805,000	7,752,324
CP Ships Ltd., 10.375%, 7/15/2012	605,000	683,650
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	500,000	542,500
10.25%, 6/15/2007	1,218,000	1,291,080
12.5%, 6/15/2012	512,000	591,360
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	440,000	503,800
LeGrand SA, 8.5%, 2/15/2025	339,000	403,410
Stena AB, 9.625%, 12/1/2012	160,000	172,800
Vale Overseas Ltd., 8.25%, 1/17/2034	1,010,000	1,090,800
		13,031,724
Materials 0.5%
Cascades, Inc., 7.25%, 2/15/2013	885,000	787,650
Celulosa Arauco y Constitucion SA:
5.625%, 4/20/2015	367,000	356,415
8.625%, 8/15/2010	2,060,000	2,307,334
Crown Euro Holdings SA, 10.875%, 3/1/2013	70,000	82,425
ISPAT Inland ULC, 9.75%, 4/1/2014	715,000	807,950
Rhodia SA, 8.875%, 6/1/2011 (a)	1,245,000	1,176,525
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	20,000	21,250
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	2,250,000	2,311,695
Tembec Industries, Inc.:
8.5%, 2/1/2011 (a)	2,225,000	1,412,875
8.625%, 6/30/2009 (a)	1,365,000	921,375
		10,185,494
Sovereign Bonds 0.8%
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	750,000	959,730
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	500,000	496,250
Federative Republic of Brazil:
8.75%, 2/4/2025	200,000	204,500
8.875%, 10/14/2019	245,000	258,475
9.25%, 10/22/2010	700,000	768,600
11.0%, 1/11/2012	240,000	285,600
11.0%, 8/17/2040	410,000	492,615
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	360,000	387,000
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	1,010,000	372,690
8.28%, 12/31/2033 (PIK) (a)	2,140,036	2,081,185
Republic of Bulgaria, 8.25%, 1/15/2015	480,000	574,656
Republic of Colombia:
10.0%, 1/23/2012	220,000	259,050
10.375%, 1/28/2033	120,000	150,000
10.75%, 1/15/2013	20,000	24,300
Republic of Ecuador, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030	450,000	399,375
Republic of Indonesia, Series REG S, 7.25%, 4/20/2015	230,000	226,550
Republic of Panama, 9.375%, 1/16/2023	600,000	729,000
Republic of Peru:
8.375%, 5/3/2016	80,000	90,200
9.875%, 2/6/2015	110,000	135,575
Republic of Philippines:
8.0%, 1/15/2016	360,000	360,900
9.375%, 1/18/2017	420,000	459,900
9.5%, 2/2/2030	170,000	179,350
9.875%, 1/15/2019	220,000	244,750
Republic of Turkey:
8.0%, 2/14/2034	330,000	340,725
11.5%, 1/23/2012	440,000	555,500
11.75%, 6/15/2010	320,000	392,800
Republic of Uruguay, 9.25%, 5/17/2017	140,000	152,250
Republic of Venezuela:
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	750,000	750,000
7.65%, 4/21/2025	400,000	397,000
9.375%, 1/13/2034	180,000	209,340
10.75%, 9/19/2013	465,000	567,300
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	920,000	1,022,672
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	90,000	84,726
Series VII, 3.0%, 5/14/2011	930,000	810,681
United Mexican States, 8.3%, 8/15/2031	140,000	171,500
		15,594,745
Telecommunication Services 0.6%
America Movil SA de CV, 5.75%, 1/15/2015	780,000	765,747
British Telecommunications PLC, 8.875%, 12/15/2030	1,983,000	2,590,506
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	555,000	525,862
Embratel, Series B, 11.0%, 12/15/2008	310,000	351,075
Global Crossing UK Finance, 10.75%, 12/15/2014	475,000	420,375
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	270,000	273,375
Millicom International Cellular SA, 10.0%, 12/1/2013	560,000	576,800
Mobifon Holdings BV, 12.5%, 7/31/2010	840,000	982,800
Nortel Networks Ltd., 6.125%, 2/15/2006	1,115,000	1,112,212
Telecom Italia Capital:
5.25%, 11/15/2013	1,955,000	1,911,296
5.25%, 10/1/2015	1,310,000	1,261,060
Telecom Personal SA, 10%, 10/15/2011	500,000	496,875
Telefonos de Mexico SA de CV, Series L, 4.75%, 1/27/2010	1,385,000	1,353,680
		12,621,663
Total Foreign Bonds — US$ Denominated (Cost $82,968,220)		82,980,609

Foreign Bonds — Non US$ Denominated 0.1%
Consumer Discretionary 0.0%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	315,000	375,624
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	65,000	73,810
		449,434
Industrials 0.0%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	315,000	334,098
Sovereign Bonds 0.1%
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	4,739,000	416,318
Series MI-20, 8.0%, 12/7/2023 MXN	1,630,000	135,411
Series M-20, 10.0%, 12/5/2024 MXN	2,700,000	269,970
Republic of Argentina:
5.83%, 12/31/2033 (PIK) ARS	994,312	418,762
7.82%, 12/31/2033 (PIK) EUR	116,853	134,791
Republic of Uruguay, 10.5%, 10/20/2006 UYU	4,700,000	247,315
		1,622,567
Total Foreign Bonds — Non US$ Denominated (Cost $2,317,017)		2,406,099

Asset Backed 2.2%
Automobile Receivables 0.1%
MMCA Automobile Trust:
"B", Series 2002-2, 4.67%, 3/15/2010	943,155	929,341
"A4", Series 2001-4, 4.92%, 8/15/2007	177,071	177,049
"B", Series 2002-1, 5.37%, 1/15/2010	359,298	358,250
		1,464,640
Home Equity Loans 2.1%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,049,295	1,069,571
Ameriquest Finance NIM Trust, "B", Series 2004-RN5, 144A, 7.0%, 6/25/2034	1,448,599	1,424,446
Argent NIM Trust, "A", Series 2004-WN10, 144A, 4.212%, 11/25/2034	704,406	702,328
Centex Home Equity, "AF6", Series 2002-A, 5.54%, 1/25/2032	5,728,441	5,730,035
Chase Funding Mortgage Loan Trust, "IA5", Series 1999-2, 7.333%, 11/25/2011	171,889	172,336
Countrywide Asset-Backed Certificates, "N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	227,259	225,891
Countrywide Home Equity Loan Trust, "NOTE", Series 2004-C, 4.19%**, 1/15/2034	825,322	825,905
Credit-Based Asset Servicing and Securities, "AV2", Series 2005-CB5, 4.298%**, 8/25/2035	1,744,000	1,743,926
First Franklin Mortgage Loan NIM:
"N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	533,505	533,505
"A", Series 2005-FFH2, 144A, 4.75%, 4/27/2035	1,865,781	1,862,050
"N", Series 2004-FF4A, 144A, 5.75%, 6/25/2034	2,053,977	2,048,553
First Franklin NIM Trust, "NOTE", Series 2004-FF6A, 144A, 5.75%, 7/25/2034	276,882	277,575
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	1,388,231	1,391,268
Park Place Securities NIM Trust, "A", Series 2005-WCH1, 144A, 4.0%, 2/25/2035	1,850,170	1,840,919
Renaissance Home Equity Loan Trust:
"AF3", Series 2004-2, 4.464%, 7/25/2034	3,000,000	2,966,016
"AF2", Series 2005-3, 4.723%, 11/25/2035	4,580,000	4,547,692
Residential Asset Mortgage Products, Inc., "AI2", Series 2004-RS7, 4.0%, 9/25/2025	3,045,000	3,024,028
Residential Funding Mortgage Securities, "A3", Series 2005-HI1, 4.16%, 8/25/2034	2,780,000	2,727,699
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	5,432,945	5,432,097
Terwin Mortgage Trust, "AF2", Series 2005-14HE, 4.849%, 8/25/2036	5,494,000	5,494,000
		44,039,840
Industrials 0.0%
Northwest Airlines, Inc., "G", Series 1999-3, 7.935%, 4/1/2019	585,196	578,478
Total Asset Backed (Cost $46,440,120)		46,082,958

US Government Agency Sponsored Pass-Throughs 2.1%
Federal Home Loan Bank, 6.0%, 11/1/2021	2,133,973	2,171,497
Federal Home Loan Mortgage Corp., 5.0%, 2/1/2034 (h)	4,280,000	4,116,825
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 11/1/2028	6,605,110	6,297,313
5.0%, with various maturities from 9/1/2023 until 3/1/2034	9,326,274	9,034,192
5.5%, with various maturities from 12/1/2024 until 1/1/2034	9,365,543	9,280,346
6.5%, with various maturities from 4/1/2017 until 4/1/2035	7,334,135	7,539,769
7.13%, 1/1/2012	3,745,178	3,805,533
8.0%, 9/1/2015	1,183,348	1,267,456
Total US Government Agency Sponsored Pass-Throughs (Cost $44,324,791)		43,512,931

Commercial and Non-Agency Mortgage-Backed Securities 6.9%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.444%, 1/25/2036	3,015,000	2,985,459
Aegis Net Interest Margin Trust, "N1", Series 2005-5, 144A, 4.5%, 10/25/2035	2,920,000	2,904,488
Banc of America Commercial Mortgage, Inc., "AJ", Series 2005-1, 5.0%, 11/10/2042	4,910,000	4,854,668
Banc of America Mortgage Securities, "2A8", Series 2003-J, 4.211%**, 11/25/2033	2,945,000	2,877,283
Bank of America Mortgage Securities, "2A6", Series 2004-G, 4.657%**, 8/25/2034	6,600,000	6,579,476
Bear Stearns Adjustable Rate Mortgage Trust, "2A3", Series 2005-4, 4.45%**, 8/25/2035	2,100,000	2,033,085
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2004-NCM-1, 6.5%, 7/25/2034	2,948,614	3,017,724
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,268,976	1,306,649
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	2,879,912	2,843,709
"A1", Series 2004-1T1, 5.0%, 2/25/2034	3,679,060	3,647,404
"1A5", Series 2003-J1, 5.25%, 10/25/2033	2,740,822	2,734,432
"A2", Series 2004-1T1, 5.5%, 2/25/2034	2,274,477	2,273,176
"4A3", Series 2005-43, 5.783%, 10/25/2035	5,312,124	5,328,767
"1A1", Series 2004-J1, 6.0%, 2/25/2034	1,387,353	1,387,098
"A1", Series 2004-35T2, 6.0%, 2/25/2035	3,482,980	3,497,748
"1A1", Series 2004-J8, 7.0%, 9/25/2034	2,997,461	3,069,066
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	2,468,433	2,529,946
"A1B", Series 1997-CF1, 144A, 7.6%, 5/15/2030	1,810,701	1,859,423
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	1,734,473	1,778,662
GMAC Mortgage Corp. Loan Trust, "A2", Series 2003-GH2, 3.69%, 7/25/2020	2,075,288	2,064,000
Greenwich Capital Commercial Funding Corp.:
"AJ", Series 2005-GG3, 4.859%, 8/10/2042	2,150,000	2,068,147
"B", Series 2005-GG3, 4.894%, 8/10/2042	3,565,000	3,419,696
GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.556%**, 9/25/2035	3,110,000	3,013,889
Harborview Mortgage Loan Trust, "3A1B", Series 2004-10, 5.125%, 1/19/2035	2,197,992	2,190,453
JPMorgan Chase Commercial Mortgage Securities, "B", Series 2005-CB12, 5.014%**, 9/12/2037	2,830,000	2,744,888
Master Alternative Loans Trust:
"N5A1", Series 2005-1, 5.5%, 1/25/2020	4,928,047	4,945,184
"2A1", Series 2004-3, 6.25%, 4/25/2034	4,302,718	4,348,434
"3A1", Series 2004-5, 6.5%, 6/25/2034	1,158,087	1,179,440
"5A1", Series 2005-2, 6.5%, 12/25/2034	452,416	456,050
"8A1", Series 2004-3, 7.0%, 4/25/2034	1,032,216	1,042,418
"6A1", Series 2004-5, 7.0%, 6/25/2034	1,630,544	1,645,481
Master Asset Securitization Trust:
"8A1", Series 2003-6, 5.5%, 7/25/2033	932,112	912,887
"2A7", Series 2003-9, 5.5%, 10/25/2033	2,147,727	2,120,307
Meritage Asset Holdings NIM, "N1", Series 2005-1, 144A, 4.581%, 5/25/2035	1,880,670	1,875,969
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	2,620,038	2,733,066
Residential Asset Mortgage Products, "2A6", Series 2005-SP1, 5.25%, 9/25/2034	4,145,000	4,114,540
Structured Adjustable Rate Mortgage Loan:
"9A1", Series 2005-18, 5.25%, 9/25/2035	2,931,606	2,918,289
"6A3", Series 2005-21, 5.4%, 11/25/2035	2,725,000	2,704,563
"5A1", Series 2005-18, 5.619%**, 9/25/2035	2,966,079	2,974,973
Structured Asset Securities Corp.:
"4A1", Series 2005-6, 5.0%, 5/25/2035	2,847,716	2,728,468
"2A1", Series 2003-1, 6.0%, 2/25/2018	1,600,604	1,616,986
Wachovia Bank Commercial Mortgage Trust, "AMFX", Series 2005-C20, 5.179%, 7/15/2042	5,620,000	5,529,330
Washington Mutual:
"A6", Series 2003-AR10, 4.069%, 10/25/2033	5,235,000	5,108,612
"1A6", Series 2005-AR12, 4.845%, 10/25/2035	5,590,000	5,470,263
"1A1", Series 2005-AR14, 5.086%, 12/25/2035	3,010,000	3,010,000
Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.5%**, 6/25/2035	680,000	653,018
"2A11", Series 2005-AR12, 4.321%**, 7/25/2035	3,105,000	2,984,681
"4A1", Series 2005-AR16, 4.993%, 10/25/2035	3,024,716	3,009,382
"4A2", Series 2005-AR16, 4.993%, 10/25/2035	4,510,000	4,440,913
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $143,579,570)		141,532,590

Collateralized Mortgage Obligations 4.5%
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	510,869	506,990
"1A3", Series 2003-W18, 4.732%, 8/25/2043	551,049	549,540
"1A1", Series 2004-W15, 6.0%, 8/25/2044	2,638,432	2,664,218
Federal Home Loan Mortgage Corp.:
"NB", Series 2750, 4.0%, 12/15/2022	390,000	382,066
"TC", Series 2728, 4.0%, 2/15/2023	910,000	892,002
"TG", Series 2690, 4.5%, 4/15/2032	3,750,000	3,530,847
"LC", Series 2682, 4.5%, 7/15/2032	2,605,000	2,455,391
"HG", Series 2543, 4.75%, 9/15/2028	3,461,613	3,449,380
"QC", Series 2836, 5.0%, 9/15/2022	6,350,000	6,341,302
"PQ", Series 2844, 5.0%, 5/15/2023	6,350,000	6,354,371
"PG", Series 2734, 5.0%, 7/15/2032	1,783,000	1,721,179
"UE", Series 2764, 5.0%, 10/15/2032	1,910,000	1,845,023
"PD", Series 2844, 5.0%, 12/15/2032	660,000	633,376
"EG", Series 2836, 5.0%, 12/15/2032	3,840,000	3,691,235
"PD", Series 2783, 5.0%, 1/15/2033	3,747,000	3,604,511
"TE", Series 2780, 5.0%, 1/15/2033	4,795,000	4,623,305
"PD", Series 2893, 5.0%, 2/15/2033	290,000	277,984
"XD", Series 2941, 5.0%, 5/15/2033	1,470,000	1,410,801
"PE", Series 2864, 5.0%, 6/15/2033	3,650,000	3,528,844
"BG", Series 2869, 5.0%, 7/15/2033	790,000	758,925
"TE", Series 2881, 5.0%, 7/15/2033	940,000	901,147
"PD", Series 2939, 5.0%, 7/15/2033	865,000	830,456
"NE", Series 2921, 5.0%, 9/15/2033	3,650,000	3,497,468
"ND", Series 2938, 5.0%, 10/15/2033	3,655,000	3,509,394
"HD", Series 3056, 5.0%, 2/15/2034	3,115,086	2,983,542
"PE", Series 2533, 5.5%, 12/15/2021	750,000	758,678
"PE", Series 2512, 5.5%, 2/15/2022	1,520,000	1,544,597
"BD", Series 2453, 6.0%, 5/15/2017	692,431	706,613
"PX", Series 2097, 6.0%, 10/15/2027	1,071,288	1,076,172
"Z", Series 2173, 6.5%, 7/15/2029	1,761,333	1,815,131
Federal National Mortgage Association:
"TU", Series 2003-122, 4.0%, 5/25/2016	2,092,875	2,068,512
"NE", Series 2004-52, 4.5%, 7/25/2033	3,190,000	2,988,846
"LA", Series 2002-50, 5.0%, 12/25/2029	1,230,195	1,227,491
"PE", Series 2005-44, 5.0%, 7/25/2033	1,272,000	1,218,629
"QD", Series 2005-29, 5.0%, 8/25/2033	605,000	578,439
"ME", Series 2005-14, 5.0%, 10/25/2033	1,770,000	1,692,987
"HE", Series 2005-22, 5.0%, 10/25/2033	2,470,000	2,361,681
"EG", Series 2005-22, 5.0%, 11/25/2033	610,000	583,250
"Z", Series 2001-14, 6.0%, 5/25/2031	1,414,003	1,439,688
"HM", Series 2002-36, 6.5%, 12/25/2029	59,474	59,604
"ZQ", Series G92-9, 7.0%, 12/25/2021	1,186,566	1,202,322
FHLMC Structured Pass-Through Securities, "A2B", Series T-56, 4.29%, 7/25/2036	283,664	282,849
Government National Mortgage Association:
"ND", Series 2003-116, 3.75%, 6/20/2026	1,452,000	1,425,605
"GD", Series 2004-26, 5.0%, 11/16/2032	4,382,000	4,238,972
"PD", Series 2004-30, 5.0%, 2/20/2033	4,383,000	4,228,207
Total Collateralized Mortgage Obligations (Cost $93,743,979)		92,441,570

Municipal Bonds and Notes 1.5%
Bergen County, NJ, Improvement Authority Governmental Loan Revenue:
4.75%, 3/15/2015	2,105,000	2,047,323
4.8%, 3/15/2016	2,315,000	2,253,097
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, ETM, 144A, 5.0%, 8/1/2015	3,880,000	3,859,281
Dallas-Fort Worth, TX, Airport Revenue, Industrial Airport Facility Improvement Corp., Rental Car Facility, 6.6%, 11/1/2012 (b)	1,635,000	1,758,066
Denver, CO, City & County School District 01, Pension School Facilities Lease, 6.82%, 12/15/2009 (b)	1,600,000	1,709,622
Hoboken, NJ, General Obligation, Series B:
3.57%, 2/1/2008 (b)	1,725,000	1,679,270
3.8%, 1/1/2008 (b)	1,445,000	1,425,709
3.97%, 2/1/2009 (b)	2,860,000	2,780,149
Indian Wells, CA, Redevelopment Agency, Series T, 4.48%, 9/1/2013 (b)	2,325,000	2,245,229
Indiana, Board Bank Revenue, School Severance, Series 3, 5.15%, 7/15/2013 (b)	2,005,000	2,020,920
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	2,990,000	2,980,492
Myrtle Beach, SC, Hospitality Fee Revenue, Series B, 5.75%, 6/1/2019 (b)	1,440,000	1,478,405
North Jersey, NJ, District Water Supply Community, Wanaque South, Series B, 5.19%, 7/1/2019 (b)	1,000,000	991,140
Oregon, School Boards Association, Pension Deferred Interest, Series A, Zero Coupon, 6/30/2014 (b)	6,855,000	4,383,978
Total Municipal Bonds and Notes (Cost $32,035,083)		31,612,681

Government National Mortgage Association 0.4%
Government National Mortgage Association:
6.0%, with various maturities from 7/15/2034 until 7/20/2034	6,897,452	7,006,757
6.5%, 8/20/2034	633,904	653,967
Total Government National Mortgage Association (Cost $7,749,551)		7,660,724

Loan Participation 0.1%
Intermet Corp., LIBOR plus 4.25%, 8.51%**, 3/31/2009 (Cost $928,077)	1,000,000	997,500
Other Investments 0.0%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $492,584)	691,000	500,975

US Treasury Obligations 3.3%
US Treasury Bill, 3.75%***, 1/19/06 (g)	1,140,000	1,130,619
US Treasury Bonds:
5.375%, 2/15/2031	650,000	708,906
6.0%, 2/15/2026 (a)	16,375,000	18,824,847
7.5%, 11/15/2016	582,000	722,203
US Treasury Note:
3.375%, 2/15/2008	809,000	790,924
4.75%, 5/15/2014	404,000	409,050
5.0%, 8/15/2011 (a)	43,903,000	45,041,851
Total US Treasury Obligations (Cost $67,949,395)		67,628,400
	Shares	Value ($)

Exchange Traded Funds 0.5%
iShares Russell 1000 Value Index Fund	58,400	3,902,872
SPDR Trust Series 1	52,700	6,330,851
Total Exchange Traded Funds (Cost $10,127,856)		10,233,723

Securities Lending Collateral 3.5%
Scudder Daily Assets Fund Institutional, 3.89% (c) (d) (Cost $72,329,406)	72,329,406	72,329,406

Cash Equivalents 4.6%
Scudder Cash Management QP Trust, 3.83% (e) (Cost $95,802,788)	95,802,788	95,802,788
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,919,023,418)+	103.8	2,140,782,535
Other Assets and Liabilities, Net	(3.8)	(78,800,256)
Net Assets	100.0	2,061,982,279

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($) (f)	Acquisition Cost ($)	Value ($)
Intermet Corp.	9.75%	6/15/2009	85,000	34,850	28,050
Oxford Automotive, Inc.	12.0%	10/15/2010	844,647	74,937	71,795
Congoleum Corp.	8.625%	8/1/2008	442,000	443,368	450,840
				553,155	550,685

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2005.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $1,940,659,563. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $200,122,972. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $243,443,980 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,321,008.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $70,799,432 which is 3.4% of net assets.

(b) Bond is insured by one of these companies.

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.2
Financial Guaranty Insurance Company	0.3
Municipal Bond Investors Assurance	0.4

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Principal amount stated in US dollars unless otherwise noted.

(g) At October 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(h) Mortgage dollar rolls included.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At October 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Canada Government Bonds	12/19/2005	118	11,478,015	11,340,686	(137,329)
Russell 2000 Index	12/15/2005	10	3,383,745	3,246,000	(137,745)
Total net unrealized depreciation					(275,074)

At October 31, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Germany Bond	12/8/2005	62	9,082,799	8,947,677	135,122
10 Year US Treasury Note	12/20/2005	24	2,629,052	2,602,875	26,177
United Kingdom Treasury Bonds	12/28/2005	6	1,195,904	1,192,519	3,385
Total net unrealized appreciation					164,684

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

Currency Abbreviation
ARS	Argentine Peso
EUR	Euro
MXN	Mexican Peso
UYU	Uruguay Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $1,750,891,224) — including $70,799,432 of securities loaned	$ 1,972,650,341
Investment in Scudder Daily Assets Fund Institutional (cost $72,329,406)*	72,329,406
Investment in Scudder Cash Management QP Trust (cost $95,802,788)	95,802,788
Total investments in securities, at value (cost $1,919,023,418)	2,140,782,535
Cash	3,484,217
Foreign currency, at value, (cost $39,809)	39,614
Receivable for investments sold	7,131,665
Dividends receivable	1,008,013
Interest receivable	9,391,468
Receivable for Fund shares sold	313,786
Unrealized appreciation on forward foreign currency exchange contracts	162,191
Receivable for daily variation margin on open futures contracts	53,694
Net receivable on closed forward currency exchange contracts	21,930
Other assets	44,892
Total assets	2,162,434,005
Liabilities
Payable upon return of securities loaned	72,329,406
Payable for investments purchased — mortgage dollar rolls	4,174,447
Payable for investments purchased	18,384,902
Payable for Fund shares redeemed	2,963,522
Deferred mortgage dollar roll income	1,698
Unrealized depreciation on forward foreign currency exchange contracts	103,191
Accrued management fee	812,963
Other accrued expenses and payables	1,681,597
Total liabilities	100,451,726
Net assets, at value	$ 2,061,982,279

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Assets
Net assets consist of: Undistributed net investment income	5,701,058
Net unrealized appreciation (depreciation) on: Investments	221,759,117
Futures	(110,390)
Foreign currency related transactions	58,809
Accumulated net realized gain (loss)	(226,550,599)
Paid-in capital	2,061,124,284
Net assets, at value	$ 2,061,982,279

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,458,786,839 ÷ 162,255,979 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.99
Maximum offering price per share (100 ÷ 94.25 of $8.99)	$ 9.54

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($114,123,477 ÷ 12,665,411 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.01

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($38,220,121 ÷ 4,260,591 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.97
Class R Net Asset Value, offering and redemption price(a) per share ($1,188,124 ÷ 132,160 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.99
Class AARP Net Asset Value, offering and redemption price(a) per share ($295,902,995 ÷ 32,917,279 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.99
Class S Net Asset Value, offering and redemption price(a) per share ($153,369,008 ÷ 17,052,443 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 8.99
Institutional Class Net Asset Value, offering and redemption price(a) per share ($391,715 ÷ 43,492 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.01

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Interest	$ 44,517,576
Dividends (net of foreign taxes withheld of $143,601)	22,877,451
Interest — Scudder Cash Management QP Trust	2,453,949
Mortgage dollar roll income	13,989
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	261,766
Total Income	70,124,731
Expenses: Management fee	10,227,855
Services to shareholders	5,036,607
Distribution service fees	5,682,881
Custodian fees	146,027
Auditing	64,462
Legal	63,145
Reports to shareholders	340,973
Registration fees	105,793
Trustees' fees and expenses	65,937
Other	147,057
Total expenses, before expense reductions	21,880,737
Expense reductions	(1,155,048)
Total expenses, after expense reductions	20,725,689
Net investment income (loss)	49,399,042
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	204,670,873
Futures	918,356
Foreign currency related transactions	37,038
205,626,267
Net unrealized appreciation (depreciation) during the period on: Investments	(139,905,132)
Futures	(110,390)
Foreign currency related transactions	58,809
(139,956,713)
Net gain (loss) on investment transactions	65,669,554
Net increase (decrease) in net assets resulting from operations	$ 115,068,596

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ 49,399,042	$ 28,335,071
Net realized gain (loss) on investment transactions	205,626,267	(2,680,866)
Net unrealized appreciation (depreciation) during the period on investment transactions	(139,956,713)	64,220,469
Net increase (decrease) in net assets resulting from operations	115,068,596	89,874,674
Distributions to shareholders from: Net investment income: Class A	(35,535,901)	(28,711,714)
Class B	(2,211,569)	(1,557,191)
Class C	(642,917)	(422,051)
Class R	(18,888)	(7,110)
Class AARP	(5,591,229)	—
Class S	(5,171,692)	—
Institutional Class	(9,985)	(4,954)
Fund share transactions: Proceeds from shares sold	161,524,022	161,190,832
Net assets acquired in tax-free reorganization	653,736,758	—
Reinvestment of distributions	45,961,609	28,655,702
Cost of shares redeemed	(714,382,555)	(469,004,961)
Redemption fees	5,714	—
Net increase (decrease) in net assets from Fund share transactions	146,845,548	(279,158,427)
Increase (decrease) in net assets	212,731,963	(219,986,773)
Net assets at beginning of period	1,849,250,316	2,069,237,089
Net assets at end of period (including undistributed net investment income of $5,701,058 and $2,738,301, respectively)	$ 2,061,982,279	$ 1,849,250,316

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 8.44	$ 7.62	$ 8.80	$ 11.34
Income (loss) from investment operations: Net investment income[b]	.21	.13	.13	.17	.24
Net realized and unrealized gain (loss) on investment transactions	.31	.26	.83	(1.15)	(1.69)
Total from investment operations	.52	.39	.96	(.98)	(1.45)
Less distributions from: Net investment income	(.21)	(.15)	(.14)	(.20)	(.24)
Net realized gains on investment transactions	—	—	—	—	(.85)
Total distributions	(.21)	(.15)	(.14)	(.20)	(1.09)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 8.99	$ 8.68	$ 8.44	$ 7.62	$ 8.80
Total Return (%)[c]	5.97[d]	4.59	12.69	(11.32)	(13.50)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,459	1,620	1,764	1,774	2,328
Ratio of expenses before expense reductions (%)	.98	1.03	1.06	1.00	1.01[e]
Ratio of expenses after expense reductions (%)	.96	1.03	1.06	1.00	.99[e]
Ratio of net investment income (%)	2.40	1.55	1.64	2.01	2.48
Portfolio turnover rate (%)	158[f]	81[f]	108	130	105

[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.20% to 2.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively.

[f] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.69	$ 8.44	$ 7.62	$ 8.79	$ 11.34
Income (loss) from investment operations: Net investment income[b]	.16	.06	.06	.09	.14
Net realized and unrealized gain (loss) on investment transactions	.30	.25	.82	(1.14)	(1.69)
Total from investment operations	.46	.31	.88	(1.05)	(1.55)
Less distributions from: Net investment income	(.14)	(.06)	(.06)	(.12)	(.15)
Net realized gains on investment transactions	—	—	—	—	(.85)
Total distributions	(.14)	(.06)	(.06)	(.12)	(1.00)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.01	$ 8.69	$ 8.44	$ 7.62	$ 8.79
Total Return (%)[c]	5.30[e]	3.71[e]	11.67	(12.09)	(14.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	178	248	298	464
Ratio of expenses before expense reductions (%)	1.94	1.94	1.97	1.89	1.99[d]
Ratio of expenses after expense reductions (%)	1.54	1.93	1.97	1.89	1.99[d]
Ratio of net investment income (%)	1.82	.65	.73	1.11	1.48
Portfolio turnover rate (%)	158[f]	81[f]	108	130	105

[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.31% to 1.11%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.66	$ 8.42	$ 7.60	$ 8.78	$ 11.31
Income (loss) from investment operations: Net investment income[b]	.14	.06	.06	.10	.15
Net realized and unrealized gain (loss) on investment transactions	.30	.25	.83	(1.15)	(1.67)
Total from investment operations	.44	.31	.89	(1.05)	(1.52)
Less distributions from: Net investment income	(.13)	(.07)	(.07)	(.13)	(.16)
Net realized gains on investment transactions	—	—	—	—	(.85)
Total distributions	(.13)	(.07)	(.07)	(.13)	(1.01)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 8.97	$ 8.66	$ 8.42	$ 7.60	$ 8.78
Total Return (%)[c]	5.09[d]	3.65	11.81	(12.13)	(14.18)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	50	57	57	72
Ratio of expenses before expense reductions (%)	1.86	1.90	1.93	1.80	1.89[e]
Ratio of expenses after expense reductions (%)	1.78	1.89	1.93	1.80	1.87[e]
Ratio of net investment income (%)	1.58	.69	.77	1.21	1.59
Portfolio turnover rate (%)	158[f]	81[f]	108	130	105

[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.40% to 1.21%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively.

[f] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Amount is less than $.005.

Class R
Years Ended October 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 8.44	$ 8.33
Income (loss) from investment operations: Net investment income[b]	.18	.11	.20
Net realized and unrealized gain (loss) on investment transactions	.30	.25	(.09)
Total from investment operations	.48	.36	.11
Less distributions from: Net investment income	(.17)	(.12)	—
Redemption fees	.00***	—	—
Net asset value, end of period	$ 8.99	$ 8.68	$ 8.44
Total Return (%)	5.71[c]	4.12[c]	1.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.57		.01
Ratio of expenses before expense reductions (%)	1.71	1.62	1.33*
Ratio of expenses after expense reductions (%)	1.34	1.34	1.33*
Ratio of net investment income (%)	2.02	1.24	1.37*
Portfolio turnover rate (%)	158[d]	81[d]	108*

[a] For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.14
Net realized and unrealized gain (loss) on investment transactions	.03
Total from investment operations	.17
Less distributions from: Net investment income	(.16)
Redemption fees	.00***
Net asset value, end of period	$ 8.99
Total Return (%)[c]	1.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	296
Ratio of expenses before expense reductions (%)	.83*
Ratio of expenses after expense reductions (%)	.75*
Ratio of net investment income (%)	2.42*
Portfolio turnover rate (%)	158[d]

[a] For the period from March 14, 2005 (commencement of sales of Class AARP shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rate excluding mortgage dollar roll transaction was 156% for the period ended October 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.98
Income (loss) from investment operations: Net investment income[b]	.14
Net realized and unrealized gain (loss) on investment transactions	.04
Total from investment operations	.18
Less distributions from: Net investment income	(.17)
Redemption fees	.00***
Net asset value, end of period	$ 8.99
Total Return (%)[c]	1.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153
Ratio of expenses before expense reductions (%)	.79*
Ratio of expenses after expense reductions (%)	.74*
Ratio of net investment income (%)	2.43*
Portfolio turnover rate (%)	158[d]

[a] For the period from March 14, 2005 (commencement of sales of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rate excluding mortgage dollar roll transaction was 156% for the period ended October 31, 2005.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.70	$ 8.45	$ 7.63	$ 8.82	$ 11.36
Income (loss) from investment operations: Net investment income[b]	.24	.16	.16	.20	.27
Net realized and unrealized gain (loss) on investment transactions	.31	.26	.83	(1.16)	(1.69)
Total from investment operations	.55	.42	.99	(.96)	(1.42)
Less distributions from: Net investment income	(.24)	(.17)	(.17)	(.23)	(.27)
Net realized gains on investment transactions	—	—	—	—	(.85)
Total distributions	(.24)	(.17)	(.17)	(.23)	(1.12)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.01	$ 8.70	$ 8.45	$ 7.63	$ 8.82
Total Return (%)	6.32[d]	5.01[d]	13.09	(11.09)	(13.14)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.39	.35	.41	6	9
Ratio of expenses before expense reductions (%)	.69	.73	.67	.64	.66[c]
Ratio of expenses after expense reductions (%)	.62	.69	.67	.64	.65[c]
Ratio of net investment income (%)	2.74	1.89	2.03	2.37	2.82
Portfolio turnover rate (%)	158[e]	81[e]	108	130	105

[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.56% to 2.37%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 156% and 74% for the years ended October 31, 2005 and October 31, 2004, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Total Return Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are offered to investors without an initial sales charge or contingent deferred sales charge. On March 14, 2005, the Fund commenced offering Class AARP and S shares. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administration fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated price, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $205,026,000, of which $50,835,000 was inherited from its merger with Scudder Balanced Fund (see Note I), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($2,004,000), October 31, 2009 ($262,000), October 31, 2010 ($48,569,000), October 31, 2011 ($139,944,000) and October 31, 2012 ($14,247,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

During the year ended October 31, 2005, the Fund utilized approximately $191,507,000 of prior year capital loss carryforward.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 5,803,951
Capital loss carryforwards	$ (205,026,000)
Net unrealized appreciation (depreciation) on investments	$ 200,122,972

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 49,182,181	$ 30,703,020

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expense of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury securities and mortgage dollar rolls) aggregated $2,368,171,231 and $2,933,963,357, respectively. Purchases and sales of US Treasury securities aggregated $799,386,466 and $791,483,187, respectively. Mortgage dollar rolls aggregated $24,092,977 and $19,835,136, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Prior to September 30, 2005, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, served as the subadvisor to the Fund. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the Fund's portfolio that was allocated to it by the Advisor. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS.

From November 1, 2004 to March 13, 2005, the management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	0.58%
Next $750 million of such net assets	0.55%
Next $1.5 billion of such net assets	0.53%
Next $2.5 billion of such net assets	0.51%
Next $2.5 billion of such net assets	0.48%
Next $2.5 billion of such net assets	0.46%
Next $2.5 billion of such net assets	0.44%
Over $12.5 billion of such net assets	0.42%

Effective March 14, 2005, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	0.470%
Next $500 million of such net assets	0.445%
Next $1.5 billion of such net assets	0.410%
Next $2.0 billion of such net assets	0.400%
Next $2.0 billion of such net assets	0.390%
Next $2.5 billion of such net assets	0.380%
Next $2.5 billion of such net assets	0.370%
Over $12.5 billion of such net assets	0.360%

Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.49% of the Fund's average daily net assets.

For the period November 1, 2004 through March 13, 2005, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.84%, 0.97%, 0.945% and 0.685% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee, and trustee counsel fees, and organizational and offering expenses).

Effective March 14, 2005 through February 29, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.68%, 0.88%, 0.81%, 0.60%, 0.75% and 0.73% of average daily net assets for Class A, B, C, Institutional Class, Class AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee, and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.34% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees for the period November 1, 2004 through February 29, 2008.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder services agent for Class S and AARP shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder serving fee they receive from the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 2,413,484	$ 274,317	$ 359,305
Class B	516,061	38,917	106,250
Class C	118,986	34,390	17,730
Class R	6,445	3,627	1,331
Class AARP	544,551	141,468	80,766
Class S	377,401	89,739	31,205
Institutional Class	443	257	—
	$ 3,977,371	$ 582,715	$ 596,587

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. For the year ended October 31, 2005, SDI reduced the Distribution Fee to 0.375% of average daily net assets of Class B shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2005	Annual Effective Rate
Class B	$ 1,093,738	$ 546,869	$ 72,960.375%
Class C	333,382	—	26,460.75%
Class R	2,500	—	266.25%
	$ 1,429,620	$ 546,869	$ 99,686

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 3,787,494	$ 322,797.24%
Class B	354,684	25,915.24%
Class C	108,649	8,661.24%
Class R	2,434	280.24%
	$ 4,253,261	$ 357,653

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $74,505.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $483,290 and $1,049, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $36,290, of which $10,640 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $20,647, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2005, the custodian fees were reduced by $4,817 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,691,738	$ 95,788,215	13,938,082	$ 120,735,739
Class B	899,317	8,055,880	3,489,537	30,255,483
Class C	544,054	4,864,677	1,065,106	9,194,346
Class R	102,870	922,700	72,232	630,172
Class AARP*	573,201	5,125,424	—	—
Class S*	5,299,532	46,744,473	—	—
Institutional Class	2,487	22,653	44,329	375,092
		$ 161,524,022		$ 161,190,832
Shares issued in tax-free reorganization**
Class AARP*	35,266,918	$ 316,696,924	—	$ —
Class S*	37,532,276	337,039,834	—	—
		$ 653,736,758		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	3,708,942	$ 33,150,999	3,101,844	$ 26,779,313
Class B	237,274	2,126,218	173,005	1,494,061
Class C	63,505	566,340	42,967	370,266
Class R	2,107	18,863	572	4,953
Class AARP*	560,814	5,012,375	—	—
Class S*	569,270	5,076,830	—	—
Institutional Class	1,115	9,984	823	7,109
		$ 45,961,609		$ 28,655,702
Shares redeemed
Class A	(38,700,506)	$ (347,003,201)	(39,476,228)	$ (341,937,009)
Class B	(9,005,127)	(80,818,821)	(12,543,853)	(108,630,727)
Class C	(2,131,939)	(19,051,249)	(2,070,727)	(17,910,860)
Class R	(38,535)	(343,446)	(8,286)	(72,827)
Class AARP*	(3,483,654)	(31,265,909)	—	—
Class S*	(26,348,635)	(235,896,141)	—	—
Institutional Class	(417)	(3,788)	(53,144)	(453,538)
		$ (714,382,555)		$ (469,004,961)
Redemption fees		$ 5,714		$ —
Net increase (decrease)
Class A	(24,299,826)	$ (218,061,848)	(22,436,302)	$ (194,421,957)
Class B	(7,868,536)	(70,633,610)	(8,881,311)	(76,881,183)
Class C	(1,524,380)	(13,620,118)	(962,654)	(8,346,248)
Class R	66,442	598,117	64,518	562,298
Class AARP*	32,917,279	295,568,995	—	—
Class S*	17,052,443	152,965,163	—	—
Institutional Class	3,185	28,849	(7,992)	(71,337)
		$ 146,845,548		$ (279,158,427)

* For the period March 14, 2005 (commencement of operations of Class AARP and S shares) to October 31, 2005.

** On March 11, 2005, the Scudder Balanced Fund was acquired by the Fund through a tax-free reorganization (see Note I).

G. Forward Foreign Currency Exchange Contracts

As of October 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US $)
USD	89,182	MXN	976,343	11/10/05	1,211
EUR	111,425	USD	135,232	11/16/05	1,580
USD	314,287	EUR	262,422	11/18/05	518
EUR	948,801	USD	1,230,977	11/18/05	63,553
EUR	68,888	USD	84,717	11/18/05	2,078
USD	7,599,000	AUD	10,200,000	1/27/06	3,428
USD	2,796,800	GBP	1,600,000	1/27/06	33,392
CAD	6,530,000	USD	5,551,258	1/27/06	8,063
SEK	42,580,000	USD	5,430,222	1/27/06	48,368
Total unrealized appreciation					162,191
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US $)
MXN	5,700,915	USD	458,337	11/10/05	(22,166)
USD	37,326	EUR	30,487	11/18/05	(753)
MXN	1,763,000	USD	160,705	12/09/05	(1,833)
EUR	45,085	USD	54,151	1/12/06	(100)
USD	5,594,895	JPY	640,000,000	1/27/06	(39,515)
CHF	5,000,000	USD	3,885,004	1/27/06	(25,383)
EUR	4,600,000	USD	5,526,417	1/27/06	(13,441)
Total unrealized depreciation					(103,191)
Currency Abbreviations
AUD	Australian Dollar	MXN	Mexican Peso
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	SEK	Swedish Krona
EUR	Euro	USD	United States Dollar
GBP	British Pound

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Acquisition of Assets

On March 11, 2005, the Fund acquired all of the net assets of Scudder Balanced Fund pursuant to a plan of reorganization approved by shareholders on February 24, 2005. The acquisition was accomplished by a tax-free exchange of 18,290,550 Class AARP shares and 19,470,042 Class S shares of Scudder Balanced Fund for 35,266,918 Class AARP shares and 37,532,276 Class S shares of Scudder Total Return Fund, respectively, outstanding on March 11, 2005. Scudder Balanced Fund's net assets at that date, $653,736,758, including $67,260,052 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,784,348,295. The combined net assets of the Fund immediately following the acquisition were $2,438,085,053.

J. Payments made by Affiliates

During the year ended October 31, 2005, the Advisor fully reimbursed the Fund $1,550 for losses incurred on a trade executed incorrectly.

K. Other

Prior to September 30, 2005, Deutsche Asset Management Investment Services, Ltd. ("DeAMIS"), an indirect wholly owned subsidiary of Deutsche Bank AG, served as subadvisor to the Fund. The Board voted to permit the Fund's subadvisory agreement with DeAMIS to expire on September 30, 2005 in light of the then pending acquisition of DeAMIS by Aberdeen Asset Management PLC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder Total Return Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Total Return Fund (the "Fund"), including the investment portfolio, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Total Return Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 19, 2005
Tax Information (Unaudited)

For federal income tax purposes, the Fund designates approximately $23,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel with respect to domestic fixed income securities and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

The Board noted that, in the past, the Advisor delegated a portion of the Fund's assets, to be invested in foreign securities, for management by Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, pursuant to a sub-advisory agreement. In light of Deutsche Bank's agreement to sell DeAMIS, the Advisor recommended that the Board not renew the sub-advisory agreement with DeAMIS, but, rather, proposed that the assets previously managed by DeAMIS be managed by the Advisor utilizing the Advisor's existing resources. The Board received information related to the resources and capabilities of the Advisor in managing foreign securities.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the relative underperformance of the Fund, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance. The Board also concluded that the Advisor has the resources and capabilities to manage the foreign securities portion of the Fund previously managed by DeAMIS.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The Board noted that the Fund adopted a lower management fee schedule in connection with the acquisition of the assets and liabilities of Scudder Balanced Fund in March 2005 (the "Balanced Fund Merger"). The information provided to the Board showed that the Fund's management fee rate (taking into account the impact of the Balanced Fund Merger) was below the median of the peer group, and that the Fund's total expense ratio was below the median of the peer universe for all classes except Class R shares, the total expense ratio of which was above the median but below the fourth quartile. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces from those in the mutual fund marketplace. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor's commitment to cap total expenses through February 29, 2008 in connection with the Balanced Fund Merger.

On the basis of the information provided, the Board concluded that management fees, coupled with the expense cap, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that although the Fund's total expense ratio for Class R shares was above the median of the peer universe, such expenses were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with the expense cap, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading, and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4,7] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

7 Elected on November 15, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRIX
CUSIP Number	81123H-104	81123H-203	81123H-302	81123H-401
Fund Number	002	202	302	1402

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KTRRX
CUSIP Number	81123H-500
Fund Number	1513

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	KTRPX	KTRSX
Fund Number	133	33
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder Total Return Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER TOTAL RETURN FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005               $54,517           $0             $7,434               $0
--------------------------------------------------------------------------------
2004               $44,568           $0             $7,865               $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                   $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                   $281,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed- upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed-upon procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005            $7,434         $70,570             $33,307           $111,311
--------------------------------------------------------------------------------
2004            $7,685            $0              $386,601           $394,466
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2004 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit  Committee that in connection  with providing  monthly payroll  services to employees of certain DB entities  from May 2003 to February
2005,  a member  firm in Chile  ("E&Y  Chile")  received  funds  from the DB entities  that went into an E&Y  trust  account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

                                       2

E&Y also  advised the Audit  Committee  that in  connection  with  providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  Chile  received  approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided  to the DB  entities.  E&Y  advised  the  Audit  Committee  that it conducted  an  internal  review of the  situation  and, in view of the fact that similar expatriate tax compliance  services were provided to a number of E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the
PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit  Committee  that E&Y  believes  its  independence  as  independent registered  public  accounting  firm for the Fund was not  impaired  during  the period the services were provided. In reaching this conclusion,  E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities  were  involved in the provision of audit services  to the Fund,  the  E&Y  professionals  responsible  for the Fund's audits were not aware that these  non-audit  services  took place,  and that the fees charged were not  significant to E&Y  overall or to the fees charged to the  Investment  Company  Complex.  E&Y also noted that E&Y  Chile is no longer providing these services and that the E&Y France  engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Vincent J. Esposito
                                    --------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Vincent J. Esposito
                                    --------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    --------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006